SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMKOR TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

2045 East Innovation Circle

Tempe, Arizona 85284

April 12, 2021

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Amkor Technology, Inc. The Annual Meeting will be held on Tuesday, May 18, 2021 at 11:30 a.m. EDT. In light of the Covid-19 pandemic, for the safety of our stockholders, our directors, our officers and our employees, and taking into account federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in person meeting. You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.meetingcenter.io/226422686. You will need the 15-digit control number printed on your proxy card to participate in the Annual Meeting. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts.

The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

We also encourage you to read our Annual Report. It includes information about our Company and our audited financial statements. A copy of our Annual Report was previously sent to you or is included with this proxy statement.

Please use this opportunity to take part in the affairs of Amkor by voting on the business to come before this meeting. Whether or not you plan to attend the virtual meeting in person, please complete, sign, date and return the accompanying proxy in the enclosed postage-prepaid envelope or submit your proxy by internet or telephone to ensure that your shares are represented at the Annual Meeting. Returning the proxy does NOT deprive you of your right to attend the meeting online and to vote your shares in person during the virtual Annual Meeting for the matters to be acted upon at the meeting.

Thank you for your continuing support.

Sincerely,

James J. Kim
Executive Chairman of the Board

AMKOR TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 18, 2021

Dear Amkor Stockholder:

On Tuesday, May 18, 2021, Amkor Technology, Inc., a Delaware corporation, will hold its Annual Meeting of Stockholders. The meeting will begin at 11:30 a.m. EDT. In light of the Covid-19 pandemic, for the safety of our stockholders, our directors, our officers and our employees, and taking into account federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in person meeting. You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.meetingcenter.io/226422686. You will need the 15-digit control number printed on your proxy card to participate in the Annual Meeting. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts.

Only stockholders of record who held shares of Amkor common stock at the close of business on March 22, 2021 may vote at this meeting or any adjournments or postponements that may take place. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by the stockholders for any purpose relating to the meeting at our principal executive offices at 2045 East Innovation Circle, Tempe, Arizona 85284 for a period of at least ten days prior to the meeting. If, due to Covid-19, our principal executive offices are closed during the ten days prior to the Annual Meeting, you may send a written request to our Corporate Secretary at our principal executive offices, and we will arrange a way for you to inspect the list.

The list also will be available at the virtual Annual Meeting at www.meetingcenter.io/226422686.

At the meeting, stockholders will consider and act upon the following matters:

1.	Election of the eleven directors named in the proxy statement;

2.	An advisory vote to approve the compensation of our named executive officers;

3.	Approval of the 2021 Equity Incentive Plan;

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

5.	Such other business as may properly come before the meeting and any adjournment or postponement.

The Board of Directors recommends that you vote in favor of proposals 1, 2, 3, and 4 as outlined in this proxy statement.

The approximate mailing date of this proxy statement and proxy card is April 12, 2021.

BY ORDER OF THE BOARD OF DIRECTORS

Mark N. Rogers
Executive Vice President, General Counsel and
Corporate Secretary

April 12, 2021

Tempe, Arizona

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed postage-prepaid envelope, or submit your proxy by internet or telephone.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders

Meeting to Be Held on May 18, 2021:

The Proxy Statement for the Annual Meeting of Stockholders and our Annual Report for the year ended December 31, 2020 are available at: www.edocumentview.com/amkr.

AMKOR TECHNOLOGY, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Amkor Technology, Inc. (“Amkor” or the “Company”). The proxies will be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 18, 2021, at 11:30 a.m. EDT, and any adjournment or postponement.

The Annual Meeting will be held virtually, via the Internet, at www.meetingcenter.io/226422686. At our virtual Annual Meeting stockholders will be able to attend, vote and submit questions via the Internet.

We intend to mail definitive copies of these proxy materials on or about April 12, 2021 to stockholders of record who held our common stock at the close of business on March 22, 2021.

The following is important information regarding the Annual Meeting and this proxy statement.

Q:	How can I attend the Annual Meeting?

A:

In light of the Covid-19 pandemic, for the safety of our stockholders, our directors, our officers and our employees, and taking into account federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting. You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.meetingcenter.io/226422686. You will need the 15-digit control number printed on your proxy card to participate in the Annual Meeting.

Stockholders as of our Record Date (as defined below) who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Stockholders must have available their 15-digit control number printed on their proxy card to submit questions.

We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts. We encourage you to carefully review the procedures needed to gain admission to our virtual Annual Meeting in advance at www.meetingcenter.io/226422686. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting login page.

Q:	What may I vote on?

A:	1.	The election of eleven nominees named in this proxy statement to serve on our Board of Directors;
2.	An advisory vote to approve the compensation of our named executive officers;
3.	Approval of the 2021 Equity Incentive Plan; and
4.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Q:	How does the Board recommend I vote on the proposals?

A:

The Board recommends a vote FOR each of the director nominees, FOR the approval, on an advisory basis, of the compensation of our named executive officers, FOR the approval of the 2021 Equity Incentive Plan, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Q:	Who is entitled to vote?

A:

Stockholders of record as of the close of business on March 22, 2021 (the “Record Date”) are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 244,128,747 shares of Amkor’s common stock were outstanding.

Q:	How do I vote?

A:	Registered holders may vote:
•	In person at the virtual Annual Meeting by following the instructions at www.meetingcenter.io/226422686, using the 15-digit control number printed on your proxy card;

•	By mail by signing and dating each proxy card you receive and returning it in the postage-prepaid envelope; or

•	By internet or telephone, following the instructions on the proxy card.

If your shares are held by a bank, brokerage firm or other record holder, please refer to your proxy card or other information provided to you for instructions on how to vote.

If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters, but not on non-routine matters. Even though we are a Nasdaq-listed Company, the New York Stock Exchange (“NYSE”) rules govern how a broker licensed by the NYSE can vote shares it holds on behalf of stockholders of Nasdaq-listed companies. As a result:

•

Your broker will not have the authority to exercise discretion to vote your shares with respect to the election of directors, the advisory vote to approve the compensation of our named executive officers, or the approval of the 2021 Equity Incentive Plan because NYSE rules treat those matters as non-routine.

•

Your broker will have the authority to exercise discretion to vote your shares with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021 because that matter is treated as routine under NYSE rules.

Because the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, we anticipate that brokers may return proxy cards that vote uninstructed shares “FOR” or “AGAINST” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021, but expressly state that the broker is NOT voting on the election of directors, the advisory vote to approve the compensation of our named executive officers, or the approval of the 2021 Equity Incentive Plan. A broker’s withholding of a vote, in this case with respect to the election of directors, the advisory vote with respect to the compensation of our named executive officers, and the approval of the 2021 Equity Incentive Plan, is referred to as a “broker non-vote”. Broker non-votes will not be counted as present or represented for purposes of determining whether stockholder approval of a matter has been obtained and thus will not have an effect on the outcome of the vote.

If you abstain from voting on the approval (on an advisory basis) of the compensation of our named executive officers (Proposal Two) or the approval of the 2021 Equity Incentive Plan (Proposal Three), the abstention will have the same effect as a vote against the proposal. If you abstain from voting on the election of directors (Proposal One), or on the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021 (Proposal Four), the abstention will not have an effect on the outcome of the vote.

Q.	What is the voting requirement to approve each of the proposals?

A.

In the election of directors (Proposal One), the eleven directors receiving the highest number of affirmative votes cast will be elected. Approval, on an advisory basis, of the compensation of our named executive officers (Proposal Two), approval of the 2021 Equity Incentive Plan (Proposal Three), and ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal Four), require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A withheld vote is the same as an abstention.

Q:	What is a “quorum”?

A:

A “quorum” is a majority of the outstanding shares entitled to vote at the meeting being present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy, even if you abstain from voting, then your shares will be counted toward the presence of a quorum. If a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (broker non-votes), those shares will not be counted as present or represented for purposes of determining whether stockholder approval of that matter has been obtained but will be counted for purposes of establishing a quorum. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the meeting.

Q:	How can I change my vote or revoke my proxy?

A:

If you are a registered holder, you have the right to revoke your proxy and change your vote at any time before the meeting by: (i) submitting a later-dated proxy by mail, internet or telephone; (ii) mailing a written notice of revocation to the attention of Amkor’s Corporate Secretary, Amkor Technology, Inc., 2045 East Innovation Circle, Tempe, Arizona 85284; or (iii) attending and voting in person at the virtual Annual Meeting. Attendance at the virtual Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If your shares are held by a bank, brokerage firm or other record holder, please contact that firm or holder for instructions on how to change your vote or revoke your proxy.

Q:	What does it mean if I get more than one proxy card?

A:	It means you hold shares registered in more than one account. Submit all proxies to ensure that all your shares are voted.

Q:	Who can attend the Annual Meeting?

A:

All stockholders as of the Record Date may attend the virtual Annual Meeting via live webcast by following the instructions at www.meetingcenter.io/226422686 and will need the 15-digit control number printed on their proxy card.

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your proxy gives authority to James J. Kim, Amkor’s Executive Chairman, and Giel Rutten, Amkor’s President and Chief Executive Officer, to vote your shares on such matters at their discretion.

Q:	How and when may I submit proposals for the 2022 Annual Meeting of Stockholders?

A:

To have your proposal included in our proxy statement and form of proxy for the 2022 Annual Meeting of Stockholders, we must receive your written proposal no later than December 13, 2021. You may submit proposals after this date for consideration at the 2022 Annual Meeting of Stockholders, but we are not required to include any proposal submitted after this date in the proxy statement or proxy card.

If you intend to submit a proposal or nomination for director for the 2022 Annual Meeting of Stockholders (but not seek inclusion of such proposal or nomination in the Company’s proxy materials), you must comply with the advance notice provisions in our bylaws. To be timely, we must receive written notice of your proposal no earlier than January 18, 2022 and no later than February 17, 2022.

All proposals must, under law, be an appropriate subject for stockholder action and must be submitted in writing to Amkor’s Corporate Secretary, Amkor Technology, Inc., 2045 East Innovation Circle, Tempe, Arizona 85284. You should also be aware of certain other requirements you must meet to have your proposal brought before the 2022 Annual Meeting of Stockholders. These requirements are explained in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in our bylaws.

Q:	Who is soliciting proxies?

A:	This solicitation of proxies is made by the Board of Directors. All related costs will be borne by Amkor.

We have retained the services of Georgeson Inc. to aid in the distribution of our Annual Meeting materials to brokers, bank nominees and other institutional owners. We estimate we will pay Georgeson Inc. a fee of approximately $1,500 for such services.

Proxies may also be solicited by certain of Amkor’s officers and regular employees, without additional compensation, in person or by telephone or facsimile.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, the terms of our eleven incumbent directors will expire. Each of these eleven incumbent directors has been nominated to stand for election to the Board of Directors this year. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the eleven nominees named below. Each nominee has consented to be named as a nominee in this proxy statement and to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees identified below as possible (and, if additional nominees have been designated by the Board to fill any vacancies, in such manner as to elect such additional nominees). Our nominees for the election of directors include seven independent directors, as defined in the applicable rules for companies traded on Nasdaq. At the recommendation of our Nominating and Governance Committee, the Board has selected the nominees to serve as directors for a one-year term until our next annual meeting and until their successor is duly elected and qualified, or their earlier resignation or removal. We expect that each nominee will be able to serve as a director.

Required Vote

Directors are elected by a plurality of votes cast, so the eleven candidates receiving the highest number of affirmative votes cast will be elected as directors. Votes withheld and broker non-votes are not counted toward the total votes cast in favor of a nominee.

Summary Information – Nominees for the Board of Directors

The Board considers various qualifications, characteristics and other factors when evaluating individual directors, as well as the composition of the Board as a whole. As part of this process, the Board and its Nominating and Governance Committee review the particular experiences, qualifications, attributes and skills of each nominee to determine if that person should stand for election to serve as a director of the Company.

Below is summary information about diversity, skills and experience of the slate of eleven director nominees and additional information regarding their independence, gender, age and tenure, and following the summary information are biographies of the nominees. The biographies of each of the nominees contain information regarding the person’s experience and director positions held currently or during the last five years and information regarding involvement in certain legal or administrative proceedings, to the extent applicable. They also highlight the particular experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to conclude that the person should be nominated to serve as a director of the Company.

The slate of director nominees includes diverse candidates with a broad range of skills and experience. The tenure of director nominees, with a majority of the nominees having served for fewer than ten years, evidences a balance between experience and refreshment of the Board of Directors. The age of director nominees is fairly distributed over three age ranges, two of the eleven nominees are female, and three of the eleven nominees are ethnically diverse.

The Board unanimously recommends a vote FOR the

election of each of the nominees for director below.

Nominees for the Board of Directors

The following table sets forth the names and the ages as of March 31, 2021 of our eleven incumbent directors who are being nominated for re-election to the Board of Directors.

Name	Age	Position
James J. Kim	85	Executive Chairman of the Board
Susan Y. Kim	58	Executive Vice Chairman of the Board
Giel Rutten	63	President, Chief Executive Officer and Director
Douglas A. Alexander (1)(4)	59	Director
Roger A. Carolin (1)(2)(3)(4)	65	Director
Winston J. Churchill (1)(3)(4)	80	Lead Independent Director
Daniel Liao (4)	67	Director
MaryFrances McCourt (2)(4)	59	Director
Robert R. Morse (2)(3)(4)	65	Director
Gil C. Tily	67	Director
David N. Watson (3)(4)	62	Director

Notes

(1)	Member of Nominating and Governance Committee.

(2)	Member of Audit Committee.

(3)	Member of Compensation Committee.

(4)	Qualifies as “independent” under the definition set forth in the Nasdaq listing standards and U.S. Securities and Exchange Commission (“SEC”) regulations, as determined by the Board of Directors.

Biographies of Nominees for the Board of Directors

James J. Kim.    James J. Kim was appointed as Executive Chairman of the Board of Directors in October 2009. Mr. Kim served as our Chairman and Chief Executive Officer from September 1997 until October 2009. Mr. Kim founded our predecessor, Amkor Electronics, Inc., in 1968 and served as its Chairman from 1970 to April 1998. James J. Kim is the father of Susan Y. Kim, Executive Vice Chairman of our Board.

As a result of these and other professional experiences and his more than 50 years of service as our Chairman and Chief Executive Officer, Mr. Kim has a comprehensive understanding of the semiconductor industry and our business and possesses particular knowledge and experience in strategic planning and customer relationships, manufacturing and operations, and the finance areas relevant to the Company, which are among the key attributes that qualify Mr. Kim for election to our Board.

Susan Y. Kim.     Susan Y. Kim has been a director of Amkor since February 2015 and has served as Executive Vice Chairman of the Board of Directors since August 2020. Ms. Kim served as Vice Chairman of the Board of Directors from May 2020 to August 2020. Ms. Kim is an active philanthropist who also sits on the

Board of Trustees of the Catholic Foundation of Greater Philadelphia and the Council of Emeritus Directors of the Philadelphia Orchestra. In the past she has served on numerous boards of directors, including the National Constitution Center, The Franklin Institute, the Gesu School, The Shipley School and EB Games Corp. Ms. Kim holds a B.A. in Sociology from Hamilton College. Susan Y. Kim is the daughter of James J. Kim, our Executive Chairman.

As a result of her service as a director on numerous boards, including a publicly traded consumer electronics company and several educational institutions and charitable organizations, and other professional experiences, Ms. Kim possesses particular knowledge and experience that qualify her for election to our Board.

Giel Rutten.    Giel Rutten was appointed President, Chief Executive Officer and a director of the Company in June 2020. Mr. Rutten joined Amkor in 2014 as Executive Vice President of Advanced Products and served in that role until he was appointed Executive Vice President of the Company in February 2020. Before joining Amkor, he served as Chief Executive Officer of Ledzworld, an LED technology company. Prior to that, he served as Senior Vice President for the Home Business Unit of NXP B.V. (formerly, Philips Semiconductors). Mr. Rutten first joined Philips Semiconductors in 1984 and took on various key management positions in the areas of general management, marketing, operations and engineering in Europe, Asia and the United States. Mr. Rutten holds a Master’s degree in Physics and Chemistry from the University of Nijmegen, the Netherlands, and has more than 30 years of experience in the global semiconductor industry.

As a result of these and other professional experiences, Mr. Rutten has a comprehensive understanding of the semiconductor industry and broad management experience in our business and possesses particular knowledge and experience in strategic planning, business development, technology, manufacturing and operations relevant to our business, which are among the key attributes that qualify Mr. Rutten for election to our Board.

Douglas A. Alexander.    Douglas A. Alexander has been a director of Amkor since February 2018. Mr. Alexander was an original member of the advisory board of Actua Corporation (formerly named ICG Group, Inc.), a multi-vertical cloud technology company. Mr. Alexander joined Actua full-time in September 1997 as Managing Director and was appointed President in January 2009 where he served until December 2017. During his tenure at Actua, Mr. Alexander served in many senior management roles including as: CEO of WiseWire Technologies, which was acquired by Lycos; CEO of ICG Europe; CEO of Traffic.com, which was acquired by Navteq; and CEO of Channel Intelligence, which was acquired by Google. Mr. Alexander has served on the boards of directors for GovDelivery, Procurian and Bolt and currently serves on the board of SponsorHouse, Inc., d/b/a Hookit. Mr. Alexander has also served as the Co-Chairman of the Philadelphia National Foundation for Teaching Entrepreneurship (NFTE) and is Chairman of the Management & Technology Executive Board at the University of Pennsylvania. Mr. Alexander holds a B.S. in Electrical Engineering from the University of Pennsylvania and a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania.

As a result of these and other professional experiences, Mr. Alexander possesses particular knowledge and experience in the technology, mergers and acquisitions and executive management areas relevant to our business, which are among the key attributes that qualify Mr. Alexander for election to our Board.

Roger A. Carolin.    Roger A. Carolin has been a director of Amkor since February 2006. Mr. Carolin is currently a Venture Partner at SCP Partners, a multi-stage venture capital firm that invests in technology-oriented companies, a position he has held since 2004. Mr. Carolin works to identify attractive investment opportunities and assists portfolio companies in the areas of strategy development, operating management and intellectual property. Mr. Carolin co-founded CFM Technologies, Inc., a global manufacturer of semiconductor process equipment, and served as its Chief Executive Officer for 10 years until the company was acquired. Mr. Carolin formerly worked for Honeywell, Inc. and General Electric Co., where he developed test equipment and advanced computer systems for on-board missile applications. Mr. Carolin is a director of Innovation Solutions and Support, Inc. Mr. Carolin holds a Bachelor’s degree in Electrical Engineering from Duke University and an M.B.A. from the Harvard Business School.

As a result of these and other professional experiences and his prior service on our Board, Mr. Carolin has a significant understanding of the semiconductor industry and our business and possesses particular knowledge and experience in the technology, new business opportunities, semiconductor supply chain, operations, management and finance areas relevant to our business, which are among the key attributes that qualify Mr. Carolin for election to our Board.

Winston J. Churchill.    Winston J. Churchill has been a director of Amkor since July 1998 and was appointed Lead Independent Director in August 2013. Mr. Churchill is the managing general partner of SCP Partners, a multi-stage venture capital firm that invests in life science companies. Mr. Churchill is also Chairman of CIP Capital Management, Inc., an SBA-licensed private equity fund. Previously, Mr. Churchill was a managing partner of Bradford Associates, which managed private equity funds on behalf of Bessemer Securities Corporation and Bessemer Trust Company. From 1967 to 1983, Mr. Churchill practiced law at the Philadelphia firm of Saul Ewing, LLP, where he served as Chairman of the Banking and Financial Institutions Department, Chairman of the Finance Committee and was a member of the Executive Committee. Mr. Churchill is a director of Recro Pharma, Inc., Baudax Bio, Inc., Innovative Solutions and Support, Inc. and of various SCP portfolio companies. In addition, he serves on the boards of a number of charities and as a trustee of educational institutions including the Gesu School and as Chairman of the Young Scholars Charter School. He is a Trustee Fellow of Fordham University and a former Trustee of Georgetown University. From 1989 to 1993, Mr. Churchill served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System.

As a result of these and other professional experiences and his prior service on our Board, Mr. Churchill has a significant understanding of our business and possesses particular knowledge and experience in the technology, corporate governance, finance and legal areas relevant to our business, which are among the key attributes that qualify Mr. Churchill for election to our Board.

Daniel Liao.    Daniel Liao has been a director of Amkor since May 2019. Mr. Liao is currently the Senior Advisor of Asia Pacific Regions for Lam Corporation, a position that he has held since February 2020. Mr. Liao served as a senior executive at Lam Research, a semiconductor processing equipment company, from 1993 until his retirement in February 2020, at which time he was serving as Chairman of Lam Asia Pacific Operations (Taiwan, China and Southeast Asia regions). During his career at Lam, he was a major contributor to the global product development, strategic planning and growth of Lam’s Asia Pacific business. Prior to joining Lam, Mr. Liao held engineering management and technology leadership positions at Integrated Device Technology in Santa Clara from 1988 to 1993 and Intel Corporation in Livermore and Santa Clara from 1984 to 1988. Mr. Liao holds a Bachelor’s degree in Electrical Engineering from National Cheng Kung University in Taiwan and a Master’s degree in Electrical Engineering and Applied Physics from Case Western Reserve University.

As a result of these professional experiences, Mr. Liao has a thorough understanding of the semiconductor industry and broad management experience and possesses particular knowledge and experience in product development, strategic planning, technology and manufacturing, which are among the key attributes that qualify Mr. Liao for election to our Board.

MaryFrances McCourt.    MaryFrances McCourt has been a director of Amkor since February 2018. Ms. McCourt is Vice President for Finance and Treasurer at the University of Pennsylvania (“UPenn”). In her role, Ms. McCourt leads UPenn’s cash and short-term investment and capital financing strategies and oversees UPenn’s financial functions. Ms. McCourt is responsible for the University’s multi-year financial planning efforts and collaborates closely with UPenn Medicine leadership on its growth and financial planning. She directly manages the strategic and operational direction of a variety of functions, including the Comptroller’s Office, financial training, global support services, research services, risk management and insurance, student registration and financial services and the Treasurer’s Office. Prior to joining UPenn, Ms. McCourt was the Senior Vice President and Chief Financial Officer at Indiana University. Ms. McCourt has also served in financial management positions for Agilysis, Inc., a diversified enterprise focused on technology and enterprise system solutions. She earned her bachelor’s degree magna cum laude from Duke University and an M.B.A. from Case Western University.

As a result of these and other professional experiences, Ms. McCourt possesses particular knowledge and experience in the finance, treasury and executive management areas relevant to our business, which are among the key attributes that qualify Ms. McCourt for election to our Board.

Robert R. Morse.    Robert R. Morse has been a director of Amkor since February 2013. Mr. Morse is currently serving as Executive Chairman of Bridge Investment Group Partners and its affiliates, a real estate fund manager, and as Chairman and Chief Executive Officer of PMC Partners, a private equity firm. Prior to that, Mr. Morse served in various positions with Citi and Salomon Smith Barney since the 1980s, including Chief Executive Officer of Citi’s Asia Institutional Client Group and Global Head of Investment Banking. Mr. Morse is a graduate of Yale University, the Harvard Graduate School of Business and the Harvard Law School.

As a result of these and other professional experiences, Mr. Morse possesses particular knowledge and experience in the accounting, finance, capital markets, mergers and acquisitions and international operations areas relevant to our Company, which are among the key attributes that qualify Mr. Morse for election to our Board.

Gil C. Tily.    Gil C. Tily has been a director of Amkor since May 2019 upon his retirement as Amkor’s Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary. Since July 2020, Mr. Tily has also served, in his capacity as a director, in the Board’s newly-created Strategic Oversight Role, through which he provides additional strategic oversight of the management and business of the Company. Prior to joining Amkor in 2007, Mr. Tily was a partner in the law firm of Dechert LLP where he worked for 28 years. Mr. Tily holds an A.B. in Politics from Princeton University and a J.D. from the University of Pittsburgh School of Law.

As a result of these professional experiences, Mr. Tily has broad management experience in our business and possesses particular knowledge and experience in our operations, executive management and corporate governance, finance and legal areas relevant to our business, which are among the key attributes that qualify Mr. Tily for election to our Board.

David N. Watson.    David N. Watson has been a director of Amkor since August 2014. Mr. Watson is currently serving as the President and Chief Executive Officer of Comcast Cable. Prior to his current role, Mr. Watson served as the Executive Vice President and Chief Operating Officer of Comcast Cable, where he was responsible for day-to-day operations of the cable division, including sales and marketing of cable video, high-speed Internet and voice services, as well as oversight of the three operating divisions and Comcast Spotlight, the advertising sales unit. Before joining Comcast Cable in 1991, he served for seven years with Comcast Cellular Communications, Inc., first as Senior Vice President of sales and marketing and later as President. Previously, he headed sales and marketing efforts at Bell Atlantic Mobile and Metrophone.

As a result of these and other professional experiences, Mr. Watson has broad management experience, and possesses particular knowledge and experience in the marketing, technology, and operations areas relevant to our business, which are among the key attributes that qualify Mr. Watson for election to our Board.

CORPORATE GOVERNANCE

Board and Committee Meetings

The Board of Directors held seven meetings during 2020. All directors attended at least 75% of all Board of Directors and applicable committee meetings.

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. In addition, in August 2020 the Board temporarily established a Capital Allocation Committee, which was dissolved in October 2020 upon completion of its responsibilities.

All committee members are appointed by the Board of Directors.

Audit Committee

We have a separately designated Audit Committee. The current members of the Audit Committee are Mr. Carolin, Ms. McCourt and Mr. Morse. Mr. Carolin currently serves as the Chairman of the Audit Committee.

Our Board of Directors has determined that each of Mr. Carolin, Ms. McCourt and Mr. Morse meets the independence and financial sophistication requirements set forth in the Nasdaq listing standards and SEC regulations. In addition, the Board has determined that each of Mr. Carolin, Ms. McCourt and Mr. Morse qualifies as an “audit committee financial expert” as defined in SEC regulations. If re-elected to the Board, it is expected that Mr. Carolin, Ms. McCourt and Mr. Morse will serve on the Audit Committee, with Mr. Carolin serving as Chairman of the Audit Committee. The responsibilities of the Audit Committee include:

•	pre-approving all audit, audit-related and non-audit services provided to Amkor by Amkor’s independent registered public accounting firm;

•	appointing, compensating, retaining and overseeing the work of the independent registered public accounting firm;

•	reviewing and providing guidance with respect to the external audit and Amkor’s relationship with its independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm the contents of periodic reports filed with the SEC and Amkor’s earnings releases;

•	reviewing and approving related party transactions (unless such review and approval is conducted by another independent body of the Board of Directors);

•	reviewing and providing guidance regarding Amkor’s internal audit function;

•	discussing with management and internal audit representatives the activities, organizational structure and qualifications of our internal audit function;

•

reviewing any significant findings presented by management or internal auditors regarding the effectiveness of, or any deficiencies in, the design or operation of internal control over financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting, and reviewing before release the disclosure regarding Amkor’s system of internal control over financial reporting required under SEC rules to be contained in Amkor’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•

overseeing compliance with the requirements of the SEC for disclosure of the services provided by our independent registered public accounting firm and Audit Committee members, member qualifications and activities;

•	reviewing any legal matters that our general counsel has concluded could have a significant impact on our financial statements;

•	reviewing our policies and practices with respect to financial risk assessment and financial risk management;

•	instituting special investigations as and when the Audit Committee determines appropriate and necessary;

•	annually reviewing its own charter, structure, processes and membership requirements; and

•	establishing procedures for the confidential, anonymous submission by employees of concerns about questionable accounting or auditing matters.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website under the heading “Company Overview > Corporate Governance” at https://ir.amkor.com. During 2020, the Audit Committee met eleven times. In executing its responsibilities, Audit Committee members regularly communicate with our management and independent registered public accounting firm.

Compensation Committee

The current members of the Compensation Committee are Messrs. Churchill, Carolin, Morse and Watson. Mr. Churchill currently serves as the Chairman of the Compensation Committee. Our Board of Directors has determined that each of Messrs. Churchill, Carolin, Morse and Watson meets the independence requirements set forth in the Nasdaq listing standards and SEC regulations. The responsibilities of the Compensation Committee include:

•	annually reviewing and approving the compensation, including annual base salaries and annual incentive opportunities, and benefits of, and compensation policies for, our executive officers;

•	reviewing, approving and/or making recommendations to the Board regarding director compensation;

•

reviewing, approving and/or making recommendations to the Board regarding all forms of compensation to be provided to our Chief Executive Officer and all of our other executive officers, and reviewing, approving and/or making recommendations to the Board regarding general compensation goals, guidelines and bonus criteria for our employees;

•	conducting an annual performance review of, and setting annual performance goals for, the Chief Executive Officer and reporting to the Board regarding such matters;

•	administering and interpreting the terms and conditions of all current and future equity incentive plans;

•	reviewing, approving and/or making recommendations to the Board, as appropriate, regarding other plans that provide for compensation to our employees and directors;

•	reviewing and approving any material amendments to our 401(k) plan;

•	assessing and monitoring risks related to the Company’s compensation policies and practices,

•	reviewing and approving the compensation discussion and analysis and committee report for inclusion in our annual proxy statement;

•	authorizing the repurchase of shares from terminated employees;

•	periodically reviewing and re-examining the Compensation Committee’s structure, processes and membership and making recommendations to the Board for any proposed changes; and

•	annually reviewing the adequacy of its charter.

In addition, periodically, or as deemed appropriate, the Compensation Committee shall, with advice from independent compensation consultants and review of comparative data: (i) review and discuss with the Board the Company’s philosophy, processes and procedures for the consideration and determination of non-employee director compensation; (ii) evaluate the amount and type of director compensation, including the allocation between cash and equity-based compensation; and (iii) recommend to the Board the appropriate level of director compensation.

The Board has adopted a written charter for the Compensation Committee, a copy of which is available on our website under the heading “Company Overview > Corporate Governance” at https://ir.amkor.com. During 2020, the Compensation Committee met seven times.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Messrs. Churchill, Alexander and Carolin. Mr. Churchill currently serves as the Chairman of the Nominating and Governance Committee. Our Board of Directors has determined that each of Messrs. Churchill, Alexander and Carolin meets the independence requirements set forth in the Nasdaq listing standards and SEC regulations. The responsibilities of the Nominating and Governance Committee include:

•

evaluating the current composition, organization and governance of the Board and its committees, including a review of the appropriateness of the continued service of any Board member who changes the position or responsibility that he or she held when he or she was elected to the Board, and making recommendations regarding such matters to the Board;

•	periodically assessing desired Board qualifications, expertise and characteristics for potential Board members and evaluating and proposing nominees for election to the Board;

•	developing policies and procedures regarding the review and recommendation of nominees for director;

•	overseeing the Board of Directors’ performance evaluation process;

•

evaluating and making recommendations to the Board of Directors concerning the appointment of directors to Board committees, the selection of committee chairs and the proposal of a slate of nominees for election to the Board of Directors;

•	evaluating and recommending termination of individual directors in accordance with the Board’s governance principles;

•	periodically reviewing and re-examining the Nominating and Governance Committee’s charter, structure processes and membership and making recommendations to the Board of Directors;

•	developing and recommending Corporate Governance Guidelines for the Board of Directors and periodically reviewing these guidelines as well as our corporate governance practices and procedures;

•	periodically reviewing our Code of Business Conduct;

•	monitoring and periodically reviewing the Company’s new director orientation program; and

•	periodically reviewing continuing education for members of the Board.

The Board has adopted a written charter for the Nominating and Governance Committee, which is available on our website under the heading “Company Overview > Corporate Governance” at https://ir.amkor.com. During 2020, the Nominating and Governance Committee met five times.

The Nominating and Governance Committee’s goal is to ensure that the Board of Directors is made up of individuals of high integrity, personal character and ethical standards and that the Board reflects a diverse range of professional backgrounds and experience relevant to our business. In the biographies of each of the nominees to the Board described above, we highlighted the experiences and qualifications that were among the most important to the Nominating and Governance Committee and Board in concluding that each such nominee should serve on our Board. The Nominating and Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of our Company at the time nominees are considered. The Nominating and Governance Committee considers factors including character, judgment, independence, age, expertise, length of service, other commitments and diversity in experience and background, including (but not limited to) race, gender or gender identity, sexual orientation, professional background and geographic and industry experience, that will strengthen the Board’s collective qualifications, skills and experience and contribute to the Board’s performance of its responsibilities in the oversight of our business.

The Nominating and Governance Committee will consider the above factors for nominees identified by the Nominating and Governance Committee. The Nominating and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of nomination. The Nominating and Governance Committee does not currently use the services of any third party search firm to assist in the identification or evaluation of Board member candidates. The Nominating and Governance Committee may, however, use such services in the future as it deems necessary or appropriate.

It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations from stockholders for candidates to the Board of Directors. Stockholders wishing to recommend a candidate for consideration by the Nominating and Governance Committee for election to the Board of Directors can do so by writing to our Corporate Secretary at our principal executive offices. Stockholders shall give (i) such candidate’s name, home and business contact information, (ii) a representation that the nominating person intends to appear in person or by proxy at the meeting to nominate the candidate, (iii) if known, the class and total number of shares of Amkor stock beneficially owned by the candidate, (iv) a description of all arrangements or understandings between the nominating person and the candidate and any other person (naming such person) pursuant to which the nomination is being made, (v) detailed biographical data and qualifications, including such candidate’s age and principal occupation, (vi) written indication of the candidate’s willingness to serve if elected, (vii) the nominating person’s name and address, (viii) evidence of the nominating person’s ownership of Amkor stock and (ix) a representation whether the nominating person intends, or is part of a group which intends, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Amkor’s outstanding stock required to elect the candidate and/or otherwise to solicit proxies from stockholders in support of the nomination. Nominations for consideration at the 2022 Annual Meeting of Stockholders must be received by our Corporate Secretary no later than February 17, 2022.

Capital Allocation Committee

In August 2020, the Board temporarily constituted the Capital Allocation Committee, a special committee of independent directors with the purpose of reviewing, and recommending to the full Board any changes to, the Company’s capital allocation policy. The Capital Allocation Committee consisted of Messrs. Carolin, Churchill and Morse. During 2020, the Capital Allocation Committee met five times. The Capital Allocation Committee was dissolved in October 2020 upon completion of its responsibilities.

Director Independence

The Board of Directors has determined that each of Messrs. Alexander, Carolin, Churchill, Liao, Morse, and Watson and Ms. McCourt is independent under the Nasdaq listing standards and SEC rules. In reaching a determination that Mr. Churchill is independent under the Nasdaq listing standards and SEC rules, the Board of Directors considered certain relationships between entities affiliated with Mr. Churchill and entities affiliated with James J. Kim. These relationships include transactions, investments or partnerships in which Mr. Churchill and Mr. Kim, or entities affiliated with them, have a direct or indirect financial interest. None of these relationships involved Amkor. The Board determined that Mr. Churchill satisfies the independence requirements set forth by both Nasdaq and the SEC. In reaching a determination that Mr. Morse is independent under the Nasdaq listing standards and SEC rules, the Board considered investments which Mr. Kim has in funds affiliated with an entity in which Mr. Morse has an interest. These investments do not involve Amkor. The Board determined that Mr. Morse satisfies the independence requirements set forth by both Nasdaq and the SEC.

Communications with the Board of Directors

Although we do not currently have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors by writing to us at Amkor Technology, Inc., Attention: Corporate Secretary, 2045 East Innovation Circle, Tempe, Arizona 85284. Stockholders who would like their submission directed to a particular Board member may so specify and the communication will be forwarded, as appropriate.

Corporate Governance Guidelines and Codes of Ethics

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct which applies to all of our officers and employees worldwide, and a separate Director Code of Ethics which applies to our directors. These documents are available on our website under the heading “Company Overview > Corporate Governance” at https://ir.amkor.com.

Board Leadership Structure

As part of its review of Amkor’s overall corporate governance practices, the Board of Directors periodically reviews its leadership structure. James J. Kim, Amkor’s founder, serves as the Executive Chairman of the Board of Directors. Amkor has a separate President and Chief Executive Officer who is also a member of the Board of Directors. As a result of this structure, Amkor continues to benefit from Mr. Kim’s extensive experience in the semiconductor industry and management expertise based on his longstanding leadership role. Amkor also benefits from the expertise and broad management experience that our President and Chief Executive Officer, Mr. Rutten, brings to the Board.

Mr. John T. Kim served as Vice Chairman of the Board through May 2020, at which time he concluded his service as a member of the Board and Ms. Susan Y. Kim was appointed to the role of Vice Chairman of the Board. Ms. Kim served as Vice Chairman of the Board from May 2020 to August 2020, when she was appointed Executive Vice Chairman of the Board. In addition to her prior duties as Vice Chairman, which include assisting the Chairman of the Board, presiding over meetings of the Board in the absence of the Chairman, and such other duties and responsibilities as set forth in the bylaws or determined by the Board or the Chairman from time to time, in her role as Executive Vice Chairman, Ms. Kim works closely with the Company’s senior executives in formulating Company strategy.

The Board has established the position of Lead Independent Director of the Board. The Lead Independent Director is responsible for coordinating the activities and agenda for the Board’s independent directors, serving as liaison between the Chairman and the Board’s independent directors, advising the Chairman regarding the flow of information from management necessary for the independent directors to effectively and responsibly perform their duties, consulting with the Chief Executive Officer regarding any concerns of the other directors, and such other responsibilities as set forth in our Corporate Governance Guidelines. The independent directors have designated Winston J. Churchill to serve as Lead Independent Director of the Board.

We believe this Board structure is effective for Amkor and an appropriate allocation of leadership responsibilities.

Executive Sessions

Consistent with our Corporate Governance Guidelines, the non-employee directors of the Board regularly hold executive sessions. The Audit Committee, in accordance with its charter, meets separately with our Chief Financial Officer throughout the year to review our financial affairs, and meets separately in sessions with the independent registered public accounting firm, internal auditors, general counsel and other members of management at such times the Audit Committee deems appropriate to fulfill its responsibilities under the charter. The Nominating and Governance Committee and the Compensation Committee also meet in executive session as deemed appropriate.

Risk Oversight

The Board is responsible for overseeing Amkor’s risk management process and views risk oversight as one of the important functions it performs as a Board of Directors. While the Board is ultimately responsible for risk oversight, Board committees assist the Board in fulfilling this oversight responsibility through periodic meetings and discussions with management and Company advisors and report to the full Board with respect to certain categories of risk.

With the assistance of the Nominating and Governance Committee, the Board has identified certain categories of risk to the Company, assigned oversight responsibility with respect to those risks to the Board as a whole and delegated to its committees specific categories of risk based on the particular functions and responsibilities of such committees.

As part of its overall responsibility for risk oversight, the Board directly oversees, among other areas, business strategy, customer and industry trends, financial performance, liquidity and capital expenditures, operations, insurance coverage, intellectual property, cybersecurity, research and development, labor and human resources and litigation. Senior management regularly, and at least annually, briefs the Board regarding cybersecurity and other information security matters relevant to the Company. The Audit Committee is responsible for, among other areas, financial risk oversight including issues related to financial reporting and accounting, internal controls, disaster recovery, fraud and taxes. The Compensation Committee assesses and monitors risks related to our compensation practices and other related areas. The Nominating and Governance Committee has responsibility for oversight of risks related to, among other areas, the Company’s corporate governance policies and practices that help position the Board to effectively carry out its risk oversight responsibility. In August 2020, the Board temporarily constituted the Capital Allocation Committee, a special committee of independent directors, with the purpose of reviewing, and recommending to the full Board any changes to, the Company’s capital allocation policy. The Capital Allocation Committee was dissolved in October 2020 upon completion of its responsibilities.

Amkor’s management is responsible for day-to-day risk management. Management’s responsibilities include identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial and operating levels and the development of processes for mitigating these risks. At periodic meetings of the Board and its committees and in other meetings and discussion, management reports to and seeks guidance from the Board and its committees, as applicable, with respect to matters that could affect the Company’s risk profile, strategic plans, risk mitigation strategies and other aspects of the Company’s business. The Board oversees and monitors management in the execution of its risk oversight role. Effective July 2020, the Board created a new Strategic Oversight Role, the purpose of which is to provide additional strategic oversight of the management and business of the Company with respect to the CEO leadership transition, strategic initiatives, business risk and succession planning. At such time, the Board appointed Mr. Tily, in his capacity as a director, to serve in the Strategic Oversight Role.

Annual Meeting Attendance

All directors are encouraged, but not required, to attend our Annual Meeting. All of the directors who were serving on the Board at the time of the 2020 Annual Meeting of Stockholders attended the 2020 Annual Meeting of Stockholders.

Certain Relationships and Related Transactions

Related Party Transactions

As of February 28, 2021, Mr. James J. Kim, the Executive Chairman of our Board of Directors, and members of his immediate family and related trusts and affiliates beneficially owned approximately 58.2% of our outstanding common stock.

Review and Approval of Related Party Transactions

We review all relationships and transactions in which we and our directors, executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Management is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions and for then determining, based on the facts and circumstances, whether we or a related party have a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related party are disclosed in our proxy statement. In addition, pursuant to the Audit Committee Charter, the Audit Committee reviews and approves related party transactions in accordance with Nasdaq rules. In the course of its review and approval of a disclosable related party transaction, the Audit Committee considers:

•	whether the transaction is in the best interest of the Company and its stockholders;

•	the nature of the related party’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related party;

•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

•	any other matters the Audit Committee deems appropriate.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote respecting approval of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at an Audit Committee meeting.

Compensation Committee Interlocks and Insider Participation

During 2020, the Compensation Committee of our Board of Directors consisted of Messrs. Churchill, Carolin, Morse and Watson. No member of the Compensation Committee was an officer or employee of Amkor or any of Amkor’s subsidiaries during 2020 or had any relationship requiring disclosure under SEC regulations. None of Amkor’s Compensation Committee members or executive officers has served on the board of directors or on the compensation committee of any other entity whose executive officers served on our Board of Directors or on our Compensation Committee.

Anti-Hedging, Anti-Pledging and Clawback Policies

The Company’s policies prohibit directors, officers and employees from engaging in hedging or derivative transactions with respect to Company securities. The policies specifically identify as prohibited transactions short sales, failing to deliver sold securities, put or call options, swaps, spread bets, collars, and forward sales contracts. The policies also prohibit placing Company securities in a margin account or pledging Company securities as collateral for a loan. In addition, the Company’s Clawback Policy allows the Company to recoup all or a portion of a participant’s award granted pursuant to the Company’s Amended and Restated Executive Incentive Bonus Plan (the “Executive Bonus Plan”) if the Company is required to restate its financial statements resulting in the financial results being reduced (such that the award or any portion thereof would not have been paid) and the Company determines that the participant engaged in intentional misconduct or fraud that resulted in such restatement.

DIRECTOR COMPENSATION

Our director compensation program is designed to provide an appropriate incentive to attract and retain highly qualified non-employee directors and to align their interests with the long-term interests of our stockholders. The Compensation Committee is responsible for reviewing the equity and cash compensation for directors on an annual basis and making recommendations to the Board if it determines changes are needed. The Compensation Committee periodically reviews and considers information from its independent compensation consultant regarding the amounts and type of compensation paid to non-employee directors at companies within the same peer group the Compensation Committee utilizes to assess executive compensation. For 2020, the Compensation Committee recommended no changes to the director compensation program.

Annual Retainer and Fees

During 2020, non-employee directors received an annual cash retainer, which was paid quarterly, and certain directors received fees for serving in certain Board positions. The cash retainer and the fees were pro-rated for service lasting for less than a year. Non-employee directors also received fees for attendance at Board and committee meetings. The cash compensation structure for our non-employee directors for 2020 is set forth in the following table.

Annual Retainer for Board Members	$60,000
Additional Annual Retainers:
Lead Independent Director	25,000
Executive Vice Chairman (1)	100,000
Vice Chairman (1)	25,000
Audit Committee Chairman	25,000
Compensation Committee Chairman	15,000
Nominating and Governance Committee Chairman	10,000
Strategic Oversight Role (2)	75,000
Capital Allocation Committee (3)	10,000
Fee per Board and Committee Meeting attended in person	2,000
Fee per Board and Committee Meeting attended telephonically	1,000

Notes

(1)

Mr. John T. Kim served as Vice Chairman of the Board through May 2020, at which time he concluded his service as a member of the Board and Ms. Susan Y. Kim was appointed to the role of Vice Chairman of the Board. In August 2020, the Board appointed Ms. Susan Y. Kim as Executive Vice Chairman of the Board. In light of her increased responsibilities in such position, and the expected time commitment, the historical pay practices of the Company with respect to this function, and the previous advice of the Compensation Committee’s independent consultant with respect to this position, the Board established the annual fee for such role at $100,000.

(2)

Effective July 2020, the Board created a new Strategic Oversight Role, the purpose of which is to provide additional strategic oversight of the management and business of the Company with respect to the CEO leadership transition, strategic initiatives, business risk and succession planning. At such time, the Board appointed Mr. Tily, in his capacity as a director, to serve in the Strategic Oversight Role and approved the payment of an annual fee of $75,000 for Mr. Tily’s service in this role.

(3)

During 2020, the Board temporarily constituted the Capital Allocation Committee, a special committee of independent directors with the purpose of reviewing, and recommended to the full Board any changes to, the Company’s capital allocation policy. The Capital Allocation Committee consisted of Messrs. Carolin, Churchill and Morse, each of whom was paid, in addition to the regular committee attendance fees, an additional one-time fee of $10,000 in recognition of their extraordinary efforts serving on such committee.

In addition to the cash retainer and fees described above, we also reimburse directors for travel and other reasonable out-of-pocket expenses incurred by them in attending Board and committee meetings. Directors who are also employees or officers of Amkor, including Mr. James J. Kim, our Executive Chairman, and Mr. Giel Rutten, our President and Chief Executive Officer, do not receive annual retainers or meeting fees for their service on our Board of Directors.

Equity Compensation

Upon re-election to the Board of Directors at our 2020 Annual Meeting, each non-employee director was granted an option to purchase 20,000 shares of our common stock with an exercise price equal to its then fair market value of $9.83 per share and was granted restricted stock having a fair market value on the grant date of $60,000, in each case automatically under the terms of the Amkor Technology, Inc. Second Amended and Restated 2007 Equity Incentive Plan (as amended, the “2007 Equity Plan”). Additionally, the 2007 Equity Plan provides that when an individual first becomes a non-employee director, such director is automatically granted an initial grant of an option to purchase 20,000 shares of our common stock with an exercise price equal to its then fair market value and an initial grant of restricted stock having a fair market value on the grant date of $60,000, in each case pro-rated for the period of service from the date on which such individual first becomes a director to the date of the Company’s next annual meeting.

Automatic director option grants vest, and restrictions on automatic restricted stock grants lapse, in full on the earlier of the first anniversary of the grant date or the date of the first annual meeting of the Company following the grant date, subject to the director’s continuous service on the Board. Vested options remain exercisable for a period of two years following the date on which the director ceases to be a member of the Board or the tenth anniversary of the grant date, whichever is sooner. Subject to certain customary exceptions, unvested options and restricted stock for which restrictions have not yet lapsed are forfeited if a director ceases to be a member of the Board of Directors. In the event of a change in control, the options and restricted stock will be treated as the plan administrator determines in accordance with the 2007 Equity Plan, including, without limitation, assumption or grant of a substitute award by the successor or acquiring Company. If the successor or acquiring Company does not either assume or provide a substitute award, each option award will immediately vest and become exercisable in full and the restrictions on each restricted stock award will immediately lapse.

Our stock ownership guidelines for non-employee directors require non-employee directors to directly or indirectly own shares of our common stock equal in value to five times their annual cash retainer (within a five-year period). Non-employee directors are expected to retain 50% of the after-tax shares of common stock acquired or retained upon the exercise of a stock option or vesting of a restricted stock award until such director satisfies the stock ownership guidelines. As of December 31, 2020, all of our non-employee directors either owned more than the minimum level of our common stock or are otherwise in compliance with the stock ownership guidelines.

Summary Director Compensation Table for 2020

The following table shows compensation information for our Executive Chairman and non-employee directors for the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(5)	Option Awards ($)(3)(4)(5)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
James J. Kim, Executive Chairman (1)	846,000	—	—	1,660,500	96,593	(6)	2,603,093
Susan Y. Kim, Executive Vice Chairman	157,562	60,000	97,690	—	—		315,252
John T. Kim (Former Director) (7)	17,000	—	—	—	—		17,000
Douglas A. Alexander	102,000	60,000	97,690	—	—		259,690
Roger A. Carolin	146,000	60,000	97,690	—	—		303,690
Winston J. Churchill, Lead Independent Director	170,000	60,000	97,690	—	—		327,690
Daniel Liao	99,000	60,000	97,690	—	—		256,690
MaryFrances McCourt	105,000	60,000	97,690	—	—		262,690
Robert R. Morse	120,000	60,000	97,690	—	—		277,690
Gil C. Tily	143,500	60,000	97,690	—	619,662	(8)	920,852
David N. Watson	99,000	60,000	97,690	—	—		256,690

Notes

(1)

Mr. James J. Kim is an employee and is compensated for his services as our Executive Chairman of the Board as an employee, rather than as a non-employee director. He does not earn fees for his service as a member of the Board. His compensation is approved annually by the Compensation Committee. Mr. James J. Kim’s 2020 non-equity incentive compensation opportunity was based on the same performance criteria approved by the Compensation Committee for our executive officers, as described below in the Compensation Discussion and Analysis. As an employee, Mr. James J. Kim is also provided health and welfare benefits generally available to our employees.

(2)

The amounts in the Stock Awards column reflect the aggregate grant date fair value of restricted stock awards for the year ended December 31, 2020, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC 718”). Assumptions used in the calculation of these amounts are included in Note 2 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. For a description of the vesting schedule relating to the restricted stock, see “Equity Compensation” above. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)

The amounts in the Option Awards column reflect the aggregate grant date fair value of such awards for the year ended December 31, 2020, calculated in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 2 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(4)

Under our director compensation program, non-employee directors received an annual grant of 20,000 stock options upon re-election. For 2020, stock options were granted on May 19, 2020 with an exercise price of $9.83, the closing price of our common stock on the date of grant. The options will become fully exercisable on May 19, 2021.

(5)

Total stock options outstanding as of December 31, 2020 for Amkor’s directors (other than Mr. Rutten, whose information is provided on the Summary Compensation Table) are as follows: Mr. James J. Kim — 450,000; Ms. Susan Y. Kim — 125,000; Mr. Alexander — 64,657; Mr. Carolin — 160,000; Mr. Churchill

— 100,000; Mr. Liao — 40,000; Ms. McCourt — 46,657; Mr. Morse — 160,000; Mr. Tily — 115,000; and Mr. Watson — 140,000. Total stock awards outstanding held by Amkor’s directors (other than Mr. Rutten, whose information is provided on the Summary Compensation Table) as of December 31, 2020 are as follows: Mr. James J. Kim — 0; Ms. Susan Y. Kim — 6,106; Mr. Alexander — 6,106; Mr. Carolin — 6,106; Mr. Churchill — 6,106; Mr. Liao — 6,106; Ms. McCourt — 6,106; Mr. Morse — 6,106; Mr. Tily — 6,106; and Mr. Watson — 6,106.

(6)

This amount reflects reimbursements by the Company for certain personal travel expenses by Mr. James J. Kim and his family in accordance with Company policy, as approved by the Compensation Committee. This reimbursement is calculated based on actual expenses incurred.

(7)	Mr. John T. Kim concluded his service as a member of the Board effective May 19, 2020, the date of our last Annual Meeting.

(8)

With respect to Mr. Tily’s “Other Compensation,” $586,538 relates to severance payments made under his retirement agreement and $33,124 relates to the cost to the Company of continued health care premiums provided to Mr. Tily pursuant to his retirement agreement. The terms of Mr. Tily’s retirement agreement were previously disclosed.

EXECUTIVE OFFICERS

The name, age, position and a brief account of the business experience of our Chief Executive Officer and each of our other executive officers as of March 31, 2021 is set forth below.

Name	Age	Position
Giel Rutten	63	President and Chief Executive Officer
Megan Faust	47	Executive Vice President and Chief Financial Officer
Mark N. Rogers	55	Executive Vice President, General Counsel and Corporate Secretary
John C. Stone	64	Executive Vice President, Chief Sales Officer
YoungKuk Park	62	Executive Vice President of Worldwide Manufacturing Operations and President, Amkor Technology Korea

Giel Rutten.    For a brief biography on Mr. Rutten, please see “Proposal One — Election of Directors.”

Megan Faust.    Megan Faust has served as Executive Vice President and Chief Financial Officer since November 2019 and served as Corporate Vice President and Chief Financial Officer from September 2016 until then. Ms. Faust had served as the Company’s Senior Vice President, Corporate Controller since 2013 and Corporate Controller since 2010. Prior to joining the Company in 2005, Ms. Faust served as an auditor with KPMG LLP for 10 years. Ms. Faust was appointed to the board of directors of Rogers Corporation in December 2020. She holds an M.B.A. from Arizona State University and a Bachelor’s degree in Accountancy from Northern Arizona University and is a Certified Public Accountant in Arizona.

Mark N. Rogers.    Mark N. Rogers was appointed Executive Vice President, General Counsel and Corporate Secretary in June 2019. Mr. Rogers has more than 28 years of corporate legal and transaction experience, including more than four years at ON Semiconductor, where he served most recently, from February 2017 through June 2019, as Senior Vice President, Assistant General Counsel and Assistant Corporate Secretary. Mr. Rogers’ work experience also includes more than 11 years with Insight Enterprises, from April 2003 through December 2014, as Associate General Counsel and in other positions in the law department. Mr. Rogers holds an A.B in History and an A.B. in French Civilization from Brown University and a J.D. from New York University School of Law.

John C. Stone.    John C. Stone has served as our Executive Vice President, Chief Sales Officer since July 2020. Prior to assuming his current position, he served as our Executive Vice President, North America and

Europe Sales & Marketing from February 2020 to July 2020 and as our Executive Vice President of Worldwide Sales & Marketing from July 2013 to February 2020. Previously, Mr. Stone served as Corporate Vice President for U.S. IDM Sales since 2011 and as Senior Vice President of Southwest Region Sales since 2006. Mr. Stone has also held various other senior sales management positions since joining Amkor in 2002. He has over 30 years of industry experience in semiconductor package engineering, sales and sales management, including executive and management positions with ChipPAC, Kyocera America, Sumitomo America and General Electric Ceramics. Mr. Stone holds a Bachelor’s degree in Engineering from Purdue University.

YoungKuk Park.    YoungKuk Park was appointed as our Executive Vice President of Worldwide Manufacturing Operations and as President of our subsidiary Amkor Technology Korea, Inc. (“ATK”) in March 2019. Prior to assuming his current role, Mr. Park served as Corporate Vice President of Manufacturing at Amkor Technology Korea since 2018, and as Corporate Vice President of Manufacturing at Amkor Technology Philippines from 2016 to 2018. Prior to his role in the Philippines, Mr. Park served as Corporate Vice President and Head of Corporate Manufacturing in Korea. Since joining Amkor, Mr. Park has also held various key management positions in operations, industrial engineering, quality assurance, research and development, human resources, and process engineering. Mr. Park has over 30 years of experience in the semiconductor industry and holds a Bachelor’s degree from the Department of Electronics Engineering at Konkuk University in Seoul, Korea.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The primary objectives of our executive compensation program are to attract highly qualified individuals for positions of substantial responsibility and to provide incentives for them to perform to the best of their abilities to promote the success of our business and build long-term value for our stockholders. The outsourced semiconductor packaging and test market is very competitive. To compete effectively, we need key senior management with the talent, leadership and commitment to manage and operate our business, develop effective business strategies, differentiate our products and services and anticipate and respond effectively to new challenges. To achieve these objectives, we offer a competitive compensation package consisting primarily of base salary, performance-based annual cash bonus opportunities and equity-based awards. Historically, our executive compensation program has had an emphasis on cash compensation to minimize long-term shareholder dilution, among other considerations.

In determining the compensation of our named executive officers for 2020, the Compensation Committee considered the economic environment, the uncertainty arising from the Covid-19 pandemic, the Company’s outlook for 2020, the Company’s financial results, the views of our Executive Chairman, the contributions of our named executive officers that are not fully reflected in our financial results, the highly competitive nature of the Company’s industry and compensation data provided from time to time by the Compensation Committee’s independent compensation consultant. The Compensation Committee recognizes the need to attract, retain and motivate a team of highly qualified and dedicated senior executives who are critical to the long-term success of the Company.

The Compensation Committee also considers the results of the Company’s advisory vote regarding the compensation of our named executive officers, which is held on an annual basis consistent with the preference expressed by our stockholders. The majority of our stockholders approved the compensation of the named executive officers at our last Annual Meeting, with approximately 82% of the votes cast voting in favor of approval. We view the result of this non-binding vote as an indication that our shareholders are generally supportive of our executive compensation program and policies.

Objectives and Philosophy of Executive Compensation Program

The objectives of our compensation program guide our Compensation Committee in designing pay packages with a mix of fixed and variable compensation to enable the Company to recruit, motivate and retain key executives while maintaining a competitive cost structure. The Compensation Committee reviews proposed compensation packages with our Chief Executive Officer in determining compensation packages for our key executives (other than our Chief Executive Officer). The Compensation Committee and Chief Executive Officer also consult with the Executive Chairman in determining compensation packages.

Given the competitive and highly cyclical nature of our business, the Compensation Committee retains the flexibility to design an executive compensation structure that allows for a mix of cash, equity and other forms of compensation (e.g., benefits) that meets the overall compensation program objectives. The Compensation Committee does not target short-term versus long-term and cash versus non-cash compensation at a specific percentage of an executive officer’s overall compensation opportunity. Instead, the Compensation Committee retains the flexibility to allocate compensation opportunities within these categories as it deems appropriate to achieve our overall compensation objectives.

Historically, the Compensation Committee and our Chief Executive Officer, in consultation with our Executive Chairman, have evaluated and monitored the effectiveness of our overall executive compensation arrangements on an ongoing basis. The Compensation Committee retains FW Cook, an independent compensation consultant, to assist with reviewing the Company’s compensation structure for executives, including the standard elements of base salary, performance-based annual cash bonuses, equity incentive programs and the selection of comparison companies for providing data to be used when evaluating our executive compensation arrangements. The Compensation Committee has considered the data provided by its compensation consultant from time to time as part of its determination of whether the overall level of compensation for each of our named executive officers is reasonable in light of market conditions. The Compensation Committee does not use the data to establish any element of compensation at a particular benchmark or percentile level.

The Compensation Committee reviews and approves the compensation for our executive officers, including our Chief Executive Officer. It is the practice of the Compensation Committee to review with the other independent directors and the Executive Chairman our Chief Executive Officer’s compensation. In setting our executive officers’ overall compensation, the Compensation Committee generally considers a variety of factors related to the Company’s performance, including, in the case of our 2020 annual bonus program for executives, an anticipated return to growth in 2020 following an inventory correction in the semiconductor market in 2019 and balancing incentives for revenue with incentives for operating income. Other factors typically considered by the Compensation Committee include the achievement of financial and operating business objectives, our fiduciary and corporate responsibilities, competitive practices and trends, regulatory requirements and individual performance.

Compensation of our New Chief Executive Officer

As previously disclosed, on June 17, 2020, the Board appointed Giel Rutten as President and Chief Executive Officer, succeeding Stephen D. Kelley, and elected Mr. Rutten as a director. In recognition of Mr. Rutten’s achievements in driving Company performance and stockholder value in his previous role of Executive Vice President, and the Board’s desire to retain Mr. Rutten as President and Chief Executive Officer, in connection with Mr. Rutten’s appointment as President and Chief Executive Officer, the Company entered into an employment offer letter with Mr. Rutten setting forth the terms of his employment (the “Rutten Agreement”). The Compensation Committee and Executive Chairman considered a number of factors when evaluating Mr. Rutten’s CEO promotion compensation, including providing an appropriate incentive for his service and performance going forward. The material elements of the Rutten Agreement are summarized below.

Base Salary.    Mr. Rutten’s base salary was set at $850,000, effective June 17, 2020, and is subject to periodic adjustment at the discretion of the Board.

Annual Incentive Bonus.    Subject to the terms and conditions of the Company’s Executive Bonus Plan, Mr. Rutten is eligible each year for a cash bonus with a target amount equal to 135% of his then-current salary, pro-rated for 2020.

Equity Awards.    In connection with his appointment as President and Chief Executive Officer, Mr. Rutten received the following equity awards under the Company’s 2007 Equity Plan: (i) an option to purchase 375,000 shares of the Company’s common stock at a purchase price per share equal to the fair market value of such shares on the grant date; and (ii) 375,000 restricted shares of the Company’s common stock. The option and restricted stock awards will vest quarterly over three years at the rate of 31,250 restricted shares and 31,250 option shares per quarter. In addition, each award will vest in full upon Mr. Rutten’s death or the termination of his employment by the Company due to his disability. In the event of a Change in Control (as defined in the 2007 Equity Plan), each award will be treated as the plan administrator determines in accordance with the 2007 Equity Plan. If the successor or acquiring company does not assume or provide a substitute for the awards, the awards will fully vest in connection with such Change in Control. The Compensation Committee set Mr. Rutten’s equity compensation after consideration of the likely range in the value of our stock price over the vesting period.

Severance Terms.    Upon termination of Mr. Rutten’s employment by the Company without “cause” or by Mr. Rutten for “good reason,” each as defined in the Rutten Agreement, subject to the execution and non-revocation of a release of all claims against the Company, and subject to Mr. Rutten abiding by the terms of certain restrictive covenants, Mr. Rutten will be entitled to: continuation of his then-current base salary for an 18-month period; a pro-rata bonus for the year of termination determined based on the actual bonus, if any, he would have been paid for such year absent such termination; and payment of health insurance premiums for up to 18 months.

Other Benefits.    Mr. Rutten is eligible for housing-related benefits associated with his posting in Singapore and for participation in various employee benefit plans and programs, as in effect from time to time, on the same terms and conditions as apply to the Company’s executive officers or Singapore-based personnel generally.

At Will Employment.    Mr. Rutten’s employment with the Company continues to be on an at will basis.

Departure of Former CEO

On June 17, 2020, Mr. Stephen D. Kelley ceased serving as the Company’s President and Chief Executive Officer and member of the Board. Mr. Kelley entered into a Separation and Release Agreement with the Company effective July 4, 2020. Pursuant to the agreement, Mr. Kelley will serve as a consultant to the Company for a period of twelve months from his separation date. The agreement provides for him to receive: (i) a lump sum of $470,000 and continuation of his base salary for a 30-month period; (ii) a lump sum amount equal to the bonus he would have been paid, if any, under the Company’s Executive Bonus Plan when payments are made to participants generally under the plan; (iii) a lump sum of $1,062,500, which is the prorated amount of his annual service bonus that would have been due to him in January 2021; (iv) costs of outplacement services for up to six months; and (v) payment of health insurance premiums for up to 18 months. Further, Mr. Kelley’s unvested stock options and shares of restricted stock and vested stock options were treated in accordance with the terms of the applicable award agreements. The agreement also contains confidentiality, non-competition, non-solicitation, non-disparagement and other customary provisions and includes a general release by Mr. Kelley.

In February 2021, pursuant to the terms of his Separation and Release Agreement, Mr. Kelley was paid $951,750 for amounts earned in 2020 under the Executive Bonus Plan, which reflected the Company’s actual performance and his pro-rated service during 2020.

Risk Assessment

In connection with the preparation of this proxy statement, the Compensation Committee reviewed and evaluated the Company’s executive compensation and general compensation policies and practices. As part of that process, the Compensation Committee evaluated whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee considered a number of factors, including the key components of the Company’s compensation programs and the relative weighting of those components as part of overall compensation, as well as the considerations enumerated by the SEC. The Compensation Committee also considered the facts that base salary, which represents a meaningful portion of each executive’s overall compensation opportunity, is not performance-based and, based on information provided by the Company’s compensation consultant, the determination that total compensation of the Company’s executives is all well within market norms. Prior to the Compensation Committee’s review, members of the executive management team (in consultation with the Company’s outside legal counsel) also reviewed the Company’s compensation policies and practices and considered whether those policies and practices are likely to encourage inappropriate risk-taking by executives or other employees. Based on the foregoing, the Compensation Committee concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Independence of Compensation Committee

All members of the Compensation Committee have been determined by the Board of Directors to be independent directors in accordance with Nasdaq and SEC rules. The Compensation Committee operates under a written charter that has been approved by the Board of Directors, a copy of which is available on our website under the heading “Company Overview > Corporate Governance” at https://ir.amkor.com.

Our Compensation Program Rewards Individual and Company Performance

Our compensation program is designed to reward high levels of performance at company and individual levels. Our key executive incentive compensation components currently consist of cash bonuses and equity grants, both of which are designed to reward our company-wide performance and superior individual performance. In addition, given the volatility of our industry and the impact that volatility has on our variable pay, we also strive to provide competitive base salaries in order to ensure a baseline level of stable income and health and welfare benefits in order to promote the well-being of our executives.

Our Chief Executive Officer reviews the performance of each of his direct reports on an ongoing basis. Based on this ongoing assessment of performance, our Chief Executive Officer makes recommendations regarding the compensation (other than his own) of our executive officers.

Our compensation program is designed to reward performance rather than longevity of service. We do not maintain a pension program for our U.S.-based executives. Our U.S.-based executives are eligible to participate in the 401(k) plan that is generally available to U.S. employees. All salary increases and non-benefit related compensation other than base salary are structured in a manner that rewards performance, not length of service.

Our long-term incentive program has historically consisted of stock option and restricted stock grants that vest over time. The intrinsic nature of a stock option is that it will only provide value to the executives to the extent our stock price increases over the life of the stock option. Restricted stock provides a base level of long-term incentive compensation vesting over time that promotes the retention of key employees and ties executive compensation to the creation of long-term stockholder value through appreciation in the Company’s stock price.

Elements of our Compensation Program

The Company provides two main types of compensation — fixed compensation and variable compensation. Fixed elements of compensation are not correlated directly to any measure of the Company’s performance and include items such as (i) base salary, (ii) 401(k) matching contributions, (iii) health and welfare benefits and (iv) limited perquisites and supplemental benefits. Variable elements of compensation are based on performance and include such items as annual performance bonuses and equity awards in the form of options to purchase shares of our common stock, restricted stock, or similar equity-based incentives. Although the Company does not have a policy obligating us to provide severance benefits to terminated executives or employees, the Company has provided severance benefits to certain executives and other employees on a discretionary basis.

Base Salary

The Compensation Committee believes that the primary purpose of base salaries is to provide a stable source of income in order to attract and retain key executives. We also use base salary increases to reward high performing executives and to recognize increases in the scope of an individual’s responsibilities. We seek to set base salaries at a level that is sufficient to be attractive to current and prospective executives. The primary factors we consider when setting base salaries include the experience and expertise of the individual, the value of the position to our organization and ongoing strategy, the competitive market environment, internal equity considerations and the input of our Chief Executive Officer and our Executive Chairman.

In February 2020, our then-Chief Executive Officer, Mr. Kelley, recommended, and the Compensation Committee approved, an increase in Mr. Rutten’s base salary from $485,000 to $500,000 (to be paid in Singapore Dollars) in recognition of Mr. Rutten’s performance in 2019 and the contribution he was expected to make to the Company in 2020. Mr. Kelley did not recommend, and the Compensation Committee did not approve, increases in the base salaries of any of our other named executive officers.

With respect to Mr. Kelley, in February 2020 the Compensation Committee approved an increase in base salary from $895,000 to $940,000, in consideration of Mr. Kelley’s performance as President and Chief Executive Officer.

Upon Mr. Rutten’s promotion to CEO in 2020, the Compensation Committee increased his salary to $850,000 based on his industry experience, tenure with the Company, and the salary of his predecessor, whose salary reflected long tenure in the role.

In February 2021, the Compensation Committee approved salary increases for certain of our named executive officers as follows: Ms. Faust’s base salary was increased from $450,000 to $550,000, Mr. Rogers’ base salary was increased from $500,000 to $520,000, and Mr. Stone’s base salary was increased from $550,000 to $570,000.

Annual Incentive Opportunities

We have generally paid cash bonuses to our executives based on the executive’s performance and our financial results. Cash bonuses, if any, are typically paid in the year following the year during which performance was measured. The primary purpose of cash bonuses is to focus the attention of key executives on our operational and financial performance. In addition, our cash bonus program allows us to set individual and Company-wide goals that are viewed as critical to our overall success on an ongoing basis. This provides us with the flexibility to adapt our focus and goals as business priorities and executives’ roles change over time. Bonuses are paid to executives with respect to the financial performance goals for a given year only if the performance goals approved by the Compensation Committee are achieved. Furthermore, even if such performance goals are achieved, the Compensation Committee retains the discretion to reduce an executive’s earned bonus based on such factors as it determines relevant.

Bonus opportunities for the named executive officers for 2020 were established by the Compensation Committee under the Company’s Executive Bonus Plan. The Compensation Committee set target bonus opportunities for the Company’s Executive Bonus Plan in February 2020. In setting the target bonus opportunities for 2020, the Compensation Committee considered, among other factors, alignment of executive compensation with creation of stockholder value, an anticipated return to growth in 2020 following an inventory correction in the semiconductor market in 2019 and how to balance incentives for revenue with incentives for operating income. For 2020, the Executive Bonus Plan provided each participant with a target bonus amount that could be earned based on achievement of the following performance goals: (i) Net Sales (weighted at 35%); (ii) Operating Income (weighted at 35%); and (iii) Discretionary/Individual Performance (weighted at 30%). For purposes of the Executive Bonus Plan, Net Sales and Operating Income were determined based on net sales and operating income as reported in our audited consolidated financial statements, to be adjusted for extraordinary items such as legal settlements and accruals, sales, costs and other charges associated with mergers and acquisitions and other items as approved by the Compensation Committee.

The following table sets forth the target bonus levels for 2020. Upon assuming the CEO role in 2020, Mr. Rutten’s target bonus was set at the same level as our former President and CEO.

Name	Target Bonus as a Percentage of Base Pay
James J. Kim	135%
Executive Chairman (1)
Giel Rutten	135
President and Chief Executive Officer (2)
Stephen D. Kelley	135
Former President and Chief Executive Officer (3)
Megan Faust	75
Executive Vice President and Chief Financial Officer
Mark N. Rogers	75
Executive Vice President, General Counsel and Corporate Secretary
John C. Stone	75
Executive Vice President, Chief Sales Officer (4)
YoungKuk Park	75
Executive Vice President of Worldwide Manufacturing Operations and President, Amkor Technology Korea

Notes

(1)

While Mr. James J. Kim is an employee, he is not an executive officer. He has been included here because his incentive compensation for 2020 was established based on the same performance criteria approved by the Compensation Committee for our executive officers.

(2)

In connection with his promotion to President and Chief Executive Officer, effective June 17, 2020, Mr. Rutten’s bonus target was increased from 75% to 135%. His 2020 bonus payment was prorated based on the effective date of his new bonus target.

(3)

Pursuant to the terms of his Separation and Release Agreement, Mr. Kelley received a lump sum amount equal to the bonus he would have been paid under the Executive Bonus Plan when payments were made to participants generally under the plan.

(4)

Mr. Stone’s title was changed from Executive Vice President, Worldwide Sales & Marketing to Executive Vice President, North America and Europe Sales & Marketing in February 2020, and was then changed to Executive Vice President, Chief Sales Officer in July 2020.

For 2020, the Executive Bonus Plan used the following payout formula:

•	a threshold, target and maximum level of performance was established with respect to (i) Net Sales and (ii) Operating Income;

•	0% of the target bonus amount was to be paid if less than the threshold levels of performance were achieved with respect to the Net Sales and Operating Income performance goals;

•	100% of the target bonus amount was to be paid if the target levels of performance were achieved with respect to the Net Sales and Operating Income performance goals; and

•	150% of the target bonus amount was to be paid if the maximum levels of performance were achieved with respect to the Net Sales and Operating Income performance goals.

For 2020, the Net Sales threshold was $4,325 million, the target was $4,600 million, and the maximum level of performance was $4,800 million. The Operating Income threshold was $233 million, the target was $333 million, and the maximum level of performance was $403 million. A similar scale of 0% to 150% was set for the Individual Performance goals. The Net Sales, Operating Income and Individual Performance goals operated independently. In the event that the performance for either goal was greater than the threshold but less than the target, or greater than the target but less than the maximum, the payout for the metric would be pro-rated on a straight-line basis. In all events, under the Executive Bonus Plan, the payout for each performance metric is capped at 150% and participants are capped at an aggregate bonus equal to 150% of their target bonus amount.

In February 2021, the Compensation Committee considered the Net Sales attainment for 2020, which was $5,051 million, and the Operating Income attainment for 2020, which was $457 million. The attainment for each of these performance goals exceeded the maximum level of performance established by the Compensation Committee, resulting in a maximum payout of 150% for each of the Net Sales and Operating Income performance goals in accordance with the pre-established payout formula. The Compensation Committee also considered the individual performance of our named executive officers and Mr. James J. Kim during 2020. In light of the Company’s achievement of several significant financial milestones during 2020 and progress on key strategic initiatives despite the challenges of the Covid-19 pandemic, the Compensation Committee determined that achievement of the Individual Performance goal for each of our named executive officers and Mr. James J. Kim should be set at 150% for 2020. As a result of these considerations, based on the level of achievement in 2020 and in accordance with the pre-established payout formula, the Compensation Committee approved bonuses for the named executive officers and Mr. James J. Kim as set forth below:

Name	2020 Target Bonus		2020 Actual Bonus		2020 Actual Bonus (as % of Target)
James J. Kim	$1,107,000		$1,660,500		150%
Giel Rutten (1)	792,910		1,189,365		150%
Stephen D. Kelley (2)	1,269,000		951,750		75%
Megan Faust	337,500		506,250		150%
Mark N. Rogers	375,000		562,500		150%
John C. Stone	412,500		618,750		150%
YoungKuk Park (3)	300M (KW	)	450M (KW	)	150%

Notes

(1)	Mr. Rutten’s target bonus and actual bonus give effect to his change in salary and bonus percentage in June 2020 as a result of his appointment as President and Chief Executive Officer of the Company.

(2)

Mr. Kelley’s target bonus and actual bonus give effect to the increase in his base pay in February 2020 and his actual bonus reflects the terms of his Separation and Release Agreement dated June 17, 2020.

(3)

The amount reflected in the 2020 Actual Bonus column is the amount that Mr. Park was entitled to receive under the Executive Bonus Plan, based on the level of achievement in 2020. As discussed in the immediately following paragraph, Mr. Park’s actual bonus payment, which is reflected in the 2020 Summary Compensation Table, was reduced by (i) the amount of his bonus payment for 2020 under the ATK Bonus Program (described below) and (ii) the amount of the Company’s contributions on behalf of Mr. Park to the ATK defined contribution plan.

ATK Bonus Program

Mr. Park, whose principal place of employment is in Korea, is the only named executive officer who participates in the ATK Bonus Program, which is a discretionary cash bonus program available to all employees of Amkor Technology Korea, Inc. (“ATK”). In order to avoid duplication of bonus payments for Mr. Park, who is also eligible for the Company’s Executive Bonus Plan, any amounts payable to Mr. Park under the ATK Bonus Program reduce the payments for which he is eligible under the Executive Bonus Plan. Based on ATK performance, $53,332 earned under the ATK Bonus Program offset the amount earned by Mr. Park under the Company’s Executive Bonus Plan in 2020.

Long-Term Incentive Compensation

The Company has granted equity-based awards to executives from time to time, typically in the form of stock options or restricted stock with time-based vesting requiring continued service through each vesting date. The primary purpose of granting equity-based awards is to align our executives and stockholders with a common goal of long-term stockholder value creation. The Compensation Committee believes that stock options issued with exercise prices equal to fair market value on the date of grant that have a time-based vesting requirement can be an effective retention and incentive tool because the stock options only produce value to the extent that the executive continues to be employed by us and the stock price increases, which in turn creates value for all stockholders. The Compensation Committee also believes that restricted stock grants are an appropriate incentive compensation tool because they provide a base level of long-term incentive compensation vesting over time that promotes the retention of key employees and ties executive compensation to the creation of long-term stockholder value through appreciation in the Company’s stock price.

Historically, the Chief Executive Officer typically consulted with other senior executive officers and our Executive Chairman regarding his recommendations for the number of stock option and restricted stock awards granted to our executive officers (other than the Chief Executive Officer) and the frequency of grants. The Compensation Committee, with the assistance of data provided periodically by its compensation consultant, reviews the recommendations from the Chief Executive Officer, and makes awards as it deems appropriate. Although a number of factors are considered, the number of stock option and restricted stock awards granted to our executive officers is determined on a case-by-case and discretionary basis, rather than on a formula basis. Factors considered include individual performance potential, retention and competitive market-based compensation packages. The number of stock option and restricted stock awards granted to our Chief Executive Officer and the frequency of grants to him is determined in the discretion of the Compensation Committee. It is the practice of the Compensation Committee to review such grants to the Chief Executive Officer with the other independent members of the Board and the Executive Chairman.

As discussed above under the section titled “Chief Executive Officer Compensation,” in connection with his appointment in June 2020, our new Chief Executive Officer was awarded the following equity awards under the Company’s 2007 Equity Plan: (i) an option to purchase 375,000 shares of the Company’s common stock at a purchase price per share equal to the fair market value of such shares on the grant date; and (ii) 375,000 restricted shares of the Company’s common stock. The option and restricted stock awards vest quarterly over three years at the rate of 31,250 restricted shares and 31,250 option shares per quarter. In addition, each award will vest in full upon the Chief Executive Officer’s death or the termination of his employment by the Company due to his disability. In the event of a Change in Control (as defined in the 2007 Equity Plan), each award will be treated as the plan administrator determines in accordance with the 2007 Equity Plan. If the successor or acquiring company does not assume or provide a substitute for the awards, the awards will fully vest in connection with such Change in Control.

In light of the equity grants made in 2019, including those made in connection with new hirings and promotions, and consistent with the historical compensation philosophy of our Executive Chairman and Compensation Committee that equity compensation should not be the primary component of our compensation program, none of our other named executive officers were awarded equity-based long-term incentive awards during 2020.

In February 2021, the Compensation Committee began a shift away from stock options toward the use of a mix of performance-vested restricted stock units (“PSUs”) and time-vested restricted stock units (“RSUs”), with a focus on PSUs, in order to provide recipients with incentives that are more closely aligned with the Company’s key priorities. The Compensation Committee granted, effective February 11, 2021, PSUs and RSUs to our Executive Chairman and certain of our named executive officers as follows: Mr. Kim, 32,680 target PSUs and 10,893 RSUs; Ms. Faust, 22,876 target PSUs and 7,625 RSUs; Mr. Rogers, 19,608 target PSUs and 6,536 RSUs; and Mr. Stone, 19,608 target PSUs and 6,536 RSUs. Subject to the terms of the applicable award agreements, the PSU awards will vest based upon the attainment of a two-year cumulative GAAP EPS goal, subject to adjustment for material acquisitions and divestitures as set forth in the award agreements, and grantees are given the opportunity to earn between 0% and 200% of target. Subject to the terms of the executed award agreements, the RSU awards will vest in four equal installments on February 11, 2022, February 11, 2023, February 11, 2024, and February 11, 2025, at the rate of 25% per installment, such that 100% of the RSU awards will be vested on February 11, 2025.

In February 2021, Mr. Rutten was granted 50,000 restricted shares of the Company’s common stock under the Company’s 2007 Equity Incentive Plan. Subject to the terms of the applicable award agreement, the award will vest in ten equal quarterly installments, at the rate of 5,000 shares per quarter, beginning with the initial vesting on April 30, 2021, and ending with the final vesting on July 30, 2023.

Timing of Grants.    The Compensation Committee has not granted, nor does it intend in the future to grant, stock options to executives in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. In addition, discretionary stock option grants may not be made during certain “blackout” periods established in connection with the public release of earnings information. Similarly, the Compensation Committee has not timed, nor does it intend in the future to time, the release of material nonpublic information based on stock option grant dates.

Stock Ownership Guidelines

Our named executive officers are expected to own shares of our common stock equal in value to a multiple of the executive’s salary or a specified number of shares, whichever is less. The Chief Executive Officer is expected to hold the lesser of 100% of his annual base salary or 100,000 shares. Each other named executive officer of the Company is expected to hold the lesser of 50% of his/her annual base salary or 50,000 shares. Executive officers have five years from the date on which they first become subject to the stock ownership requirement to achieve this ownership level. As of February 28, 2021, each named executive officer owned the required number of shares or was otherwise in compliance with the stock ownership guidelines.

Clawback Policy

Participants in our Executive Bonus Plan are subject to our Clawback Policy, which allows the Company to recoup all or a portion of a participant’s award granted pursuant to the Executive Bonus Plan if the Company is required to restate its financial statements resulting in the financial results being reduced (such that the award or any portion thereof would not have been paid) and the Company determines that the participant engaged in intentional misconduct or fraud that resulted in such restatement.

Severance Benefits

Although we do not have a policy obligating us to provide severance benefits to terminated executives or employees, the Company has provided severance benefits to certain executives and other employees on a discretionary basis. Mr. Rutten’s compensation arrangement (described above) includes a provision regarding severance benefits payable upon his termination of employment under certain circumstances. These severance benefits are described further in the “Potential Payments Upon Termination or Change in Control” section below.

With the exception of the foregoing, we do not have any employment, severance or change-in-control arrangements in place with any of our current named executive officers.

Other Compensation Elements

Health and Welfare Benefits.    Our executives are eligible to participate in health and welfare benefit programs that are generally available to substantially all salaried, full-time employees, as determined by the country of their employment.

Retirement Benefits.    We do not have a pension plan in place for U.S. employees or executives. We do offer a tax-qualified 401(k) savings plan that, subject to Internal Revenue Service (“IRS”) limits, allows U.S. executives and employees to contribute a portion of their cash compensation on a pre-tax basis to an account that is eligible to receive matching contributions. We match employee contributions at a rate of 100% of the amount of compensation deferred by each participant, up to a maximum matching contribution of $10,000 per year.

Perquisites and Personal Benefits.    In addition to the health and welfare benefits generally available to all salaried, full-time employees, the Company also pays for our executive officers to obtain an annual medical screening. Although it makes up a small portion of total compensation for our named executive officers, the purpose of this compensation element is to promote the continuous well-being of our executives and to ensure that our most critical employees are able to devote their attention to our ongoing success.

Tax and Accounting Considerations

The Tax Cuts and Jobs Act (the “Tax Act”) eliminated the “performance-based compensation” exemption from the $1 million cap on deductibility under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), effective January 1, 2018.

Notwithstanding the Tax Act, the Compensation Committee retains the flexibility to pay compensation that is not entirely deductible where the Compensation Committee determines doing so to be appropriate.

For accounting purposes equity awards are measured at their fair value at the date of grant with the resulting compensation expense recognized ratably over the service period which is generally the vesting period of the award.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for the year ended December 31, 2020. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted by the Compensation Committee.

Winston J. Churchill, Chair

Roger A. Carolin

Robert R. Morse

David N. Watson

2020 Summary Compensation Table

The following table sets forth compensation earned for services rendered to us and our subsidiaries by our Principal Executive Officer, Principal Financial Officer, and our three most highly compensated executive officers (other than our Principal Executive Officer and Principal Financial Officer) who were serving as executive officers at the end of 2020 (collectively, our “named executive officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)		All Other Compensation ($)(5)		Total ($)
Giel Rutten	2020	688,258	(6)	—	5,313,750	2,416,275	1,189,365	(7)	128,497	(8)	9,736,145
President and	2019	485,000		—	—	624,270	381,937	(9)	173,778	(10)	1,664,985
Chief Executive Officer	2018	503,929	(9)	—	—	—	289,945		105,968		899,842
Stephen D. Kelley	2020	504,077		1,062,500	—	—	951,750		570,882		3,089,209
Former President and	2019	893,519		2,125,000	—	—	1,268,663		14,138		4,301,320
Chief Executive Officer	2018	858,656		2,125,000	—	—	920,675		15,091		3,919,422
Megan Faust	2020	467,308		—	—	—	506,250		11,708		985,266
Executive Vice President and	2019	383,654		—	—	624,270	302,127		17,302		1,327,353
Chief Financial Officer	2018	372,692		75,000	—	—	223,031		11,077		681,800
Mark N. Rogers	2020	519,231		—	—	—	562,500		10,000		1,091,731
Executive Vice President,	2019	259,615		400,000	—	640,120	337,500		—		1,637,235
General Counsel and Corporate Secretary
John C. Stone	2020	571,154		—	—	—	618,750		12,759		1,202,663
Executive Vice President,	2019	550,000		—	—	624,270	433,125		11,916		1,619,311
Chief Sales Officer	2018	549,039		—	—	—	327,113		12,452		888,604
YoungKuk Park (11)	2020	338,972		67,455	—	—	217,548	(12)	135,938		759,913
Executive Vice President of
Worldwide Manufacturing Operations and President, Amkor Technology Korea

Notes

(1)

For Mr. Kelley, the amounts listed in the Bonus column reflect the service bonuses paid for the periods of: January 1, 2020 through June 30, 2020; January 1, 2019 through December 31, 2019; and January 1, 2018 through December 31, 2018. For Ms. Faust, the amount listed in the Bonus column reflects a discretionary bonus for performance in 2018 on key strategic corporate initiatives. For Mr. Rogers, the amount listed in the Bonus column reflects a sign on bonus pursuant to the terms of his offer letter. For Mr. Park, the amount listed in the Bonus column reflects a discretionary bonus of $14,123 paid to all employees of ATK for exceptional performance during 2020, plus $53,332 that was earned in 2020 under the ATK Bonus Program, which amounts were converted from Korean Won based on the average exchange rate for the year ended December 31, 2020, which was 1,180.04.

(2)

The amounts in the Stock Awards column reflect the aggregate grant date fair value of restricted stock awards granted during the year ended December 31, 2020, calculated in accordance with FASB ASC 718 and excluding the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 2 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. These amounts reflect the accounting expense for these awards and do not correspond to the actual value, if any, that will be recognized by the named executive officers.

(3)

The amounts in the Option Awards column reflect the aggregate grant date fair value of option awards for the years ended December 31, 2020 and 2019, calculated in accordance with FASB ASC 718 and excluding the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 2 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. These amounts reflect the accounting expense for these awards and do not correspond to the actual value, if any, that will be recognized by the named executive officers.

(4)	Represents amounts earned pursuant to the terms of the Executive Bonus Plan with respect to the years ended December 31, 2020, 2019 and 2018.

(5)	See the “2020 All Other Compensation Table” below for additional information.

(6)

Mr. Rutten’s 2020 Salary reflects salary earned prior to and following his appointment as President and Chief Executive Officer in June 2020, at which time his base salary was increased from $500,000 to $850,000.

(7)	Mr. Rutten’s 2020 Bonus gives effect to his change in salary and bonus percentage in June 2020 as a result of his appointment as President and Chief Executive Officer of the Company.

(8)	A portion of Mr. Rutten’s 2020 other compensation was converted from Singapore Dollars using the average exchange rate for the period of January 1, 2020 through December 31, 2020, which was 1.38.

(9)

A portion of Mr. Rutten’s 2018 salary was converted from Singapore Dollars based on the average exchange rate for the period from June 1, 2018 through December 31, 2018, which was 1.37. Mr. Rutten’s 2019 Bonus was converted from Singapore dollars based on the agreed upon exchange rate of 1.37.

(10)	A portion of Mr. Rutten’s other compensation was converted from Singapore dollars based on the average exchange rate for the period of January 1, 2019 through December 31, 2019, which was 1.36.

(11)

Mr. Park’s 2020 compensation, other than amounts earned under the Company’s Executive Bonus Plan, was converted from Korean Won based on the average exchange rate for the year ended December 31, 2020, which was 1,180.04.

(12)

The amount earned by Mr. Park pursuant to the terms of the Executive Bonus Plan was converted from Korean Won based on the spot rate as of February 2, 2021, which was 1,117.45. The amount earned in 2020 by Mr. Park pursuant to the terms of the Executive Bonus Plan was reduced by (i) the amount earned in 2020 by Mr. Park under the ATK Bonus Program, which was $53,332 and (ii) the amount of Company contributions in 2020 to the ATK defined contribution plan on Mr. Park’s behalf, which was $131,823.

2020 All Other Compensation Table

All Other Compensation amounts in the Summary Compensation Table consist of the following:

Name	Year	Auto Fringe ($)(1)		401(k) Match and Employer Contributions to ATK Defined Contribution Plan ($)(2)	Executive Medical Exam ($)(3)	Relocation and Housing Payments ($)(4)		Tax Related Payments ($)(5)		Separation Related Payments ($)(6)	Other ($)		Total ($)
Giel Rutten	2020	17,518		—	—	72,692	(7)	38,287	(7)	—	—		128,497
	2019	17,518		—	—	97,074	(8)	59,186	(8)	—	—		173,778
	2018	7,308	(9)	10,000	—	79,850	(9)	8,810		—	—		105,968
Stephen D. Kelley	2020	—		10,000	845	—		—		560,037	—		570,882
	2019	—		10,000	4,138	—		—		—	—		14,138
	2018	—		10,000	5,091	—		—		—	—		15,091
Megan Faust	2020	—		10,000	1,708	—		—		—	—		11,708
	2019	—		10,000	7,302	—		—		—	—		17,302
	2018	—		10,000	1,077	—		—		—	—		11,077
Mark N. Rogers	2020	—		10,000	—	—		—		—	—		10,000
	2019	—		—	—	—		—		—	—		—
John C. Stone	2020	—		10,000	2,759	—		—		—	—		12,759
	2019	—		10,000	1,916	—		—		—	—		11,916
	2018	—		10,000	2,452	—		—		—	—		12,452
YoungKuk Park (10)	2020	3,038	(11)	131,823	898	—		—		—	179	(12)	135,938

Notes

(1)	With respect to Mr. Rutten, amounts in this column represent the cost to the Company for automobile related items including lease payments, parking fees and insurance premiums.

(2)

Amounts in this column, except with respect to Mr. Park, represent our matching contributions to the participants’ 401(k) accounts. With respect to Mr. Park, the amount in this column represents contributions made to the ATK Defined Contribution Plan on behalf of Mr. Park, who is an employee of ATK.

(3)	Represents the cost to the Company of a comprehensive annual physical examination made available to our executive officers.

(4)	Represents payments made to or on behalf of Mr. Rutten for relocation and housing expenses related to his assignment to Singapore.

(5)	Represents payments made to or on behalf of Mr. Rutten pursuant to our expatriate tax equalization program.

(6)

The amount reflected in this column for Mr. Kelley includes $470,000 of separation payments made to Mr. Kelley and $90,037 for the lump sum cash payout of accrued paid time off, each pursuant to the terms of his Separation and Release Agreement.

(7)

A portion of Mr. Rutten’s 2020 Relocation and Housing Payments and Tax Related Payments was converted from Singapore Dollars based on the average exchange rate for the period of January 1, 2020 through December 31, 2020, which was 1.38.

(8)

A portion of Mr. Rutten’s 2019 Relocation and Housing Payments and Tax Related Payments was converted from Singapore Dollars based on the average exchange rate for the period of January 1, 2019 through December 31, 2019, which was 1.36.

(9)

Mr. Rutten’s 2018 Auto Fringe and a portion of his Relocation and Housing Payments was converted from Singapore Dollar based on the average exchange rate for the period from June 1, 2018 through December 31, 2018, which was 1.37.

(10)	Amounts were converted from Korean Won based on the average exchange rate for the year ended December 31, 2020, which was 1,180.04.

(11)

The amount reported for Mr. Park reflects use of a Company-provided car service. The value attributed to Mr. Park for the Company-provided car service is based on the Company’s aggregate incremental direct operating costs, including cost of fuel, maintenance, tolls and other miscellaneous trip-related variable costs. The amount was converted from Korean Won based on the average exchange rate for the year ended December 31, 2020 which was 1,180.04.

(12)	The amount reported for Mr. Park represents company-paid premiums for insurance for which the Company is not the beneficiary.

Grants of Plan-Based Awards in 2020

The following table sets forth certain information with respect to each award granted to the named executive officers under any plan for the year ended December 31, 2020.

		Date of Compensation Committee Action if Different from Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Numbers of Shares of Stock (#)	All Other Option Awards: Numbers of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date			Threshold ($)	Target ($)	Maximum ($)
Giel Rutten	7/30/2020	6/22/2020	(4)	—	—	—	375,000	—	—	5,313,750
	7/30/2020	6/22/2020	(4)	—	—	—	—	375,000	14.17	2,416,275
	2/2/2020	—		—	792,910	1,189,365	—	—	—	—
Stephen D. Kelley	2/2/2020	—		—	1,269,000	1,903,500	—	—	—	—
Megan Faust	2/2/2020	—		—	337,500	506,250	—	—	—	—
Mark N. Rogers	2/2/2020	—		—	375,000	562,500	—	—	—	—
John C. Stone	2/2/2020	—		—	412,500	618,750	—	—	—	—
YoungKuk Park(5)	2/2/2020	—		—	268,468	402,703	—	—	—	—

Notes

(1)

Represents each named executive officer’s threshold, target and maximum bonus opportunity under the Executive Bonus Plan for 2020. The threshold amount assumes threshold attainment of the Operating Income and Revenue goals and no attainment of the Individual Performance goal.

(2)	For further information regarding these awards, see “Compensation Discussion & Analysis — Long-Term Incentive Compensation” above.

(3)

The amounts listed in this column reflect the aggregate grant date fair value of options granted during the year ended December 31, 2020, calculated in accordance with FASB ASC 718 and excluding the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 2 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. These amounts reflect the accounting expense for these awards and do not correspond to the actual value, if any, that will be recognized by the named executive officers.

(4)

The Compensation Committee approved these equity awards at a meeting held on June 22, 2020, but in accordance with the terms of the Company’s Equity Award Policy the awards were granted on July 30, 2020, which was the first day of the next open trading window following the Compensation Committee’s approval.

(5)	The Threshold, Target and Maximum amounts estimated for Mr. Park were converted from Korean Won based on the spot rate as of February 2, 2021, which was 1,117.45.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the number of shares covered by both exercisable and non-exercisable stock options and the number of restricted shares held by our named executive officers as of December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Giel Rutten	31,250	343,750	(2)	14.17	7/30/2030	—		—
	18,750	84,375	(3)	9.48	2/15/2029	—		—
	29,037	9,375	(4)	9.86	2/27/2027	—		—
	—	—		—	—	343,750	(5)	5,183,750
Stephen D. Kelley	—	28,125	(6)	9.86	2/27/2027	—		—
	—	—		—	—	12,500	(7)	188,500
Megan Faust	65,625	84,375	(3)	9.48	2/15/2029	—		—
	62,500	7,500	(4)	9.86	2/27/2027	—		—
	39,000	—	(8)	8.88	9/12/2026	—		—
Mark N. Rogers	75,000	125,000	(9)	7.40	6/10/2029	—		—
John C. Stone	65,625	84,375	(3)	9.48	2/15/2029	—		—
	18,750	9,375	(4)	9.86	2/27/2027	—		—
YoungKuk Park	56,250	93,750	(10)	7.31	5/15/2029	—		—

Notes

(1)	The market value of the unvested shares of restricted stock is based on the closing market price of our common stock on December 31, 2020.

(2)	This stock option was granted on July 30, 2020 and vests in equal quarterly installments at the rate of 8.33% per quarter over three years.

(3)

This stock option was granted on February 15, 2019 and vests over four years as follows: 25% of the shares subject to the option vest on the first anniversary of the grant date and 1/16th of the shares subject to the option vest quarterly thereafter.

(4)

This stock option was granted on February 27, 2017 and vests over four years as follows: 25% of the shares subject to the option vest on the first anniversary of the grant date and 1/16th of the shares subject to the option vest quarterly thereafter.

(5)	The restricted stock was granted on July 30, 2020 and vests in equal quarterly installments at the rate of 8.33% per quarter over three years.

(6)	This stock option was granted on February 27, 2017 and vests in equal quarterly installments at the rate of 6.25% per quarter over four years.

(7)	The restricted stock was granted on February 27, 2017 and vests in equal quarterly installments at the rate of 6.25% per quarter over four years.

(8)

This stock option was granted on September 12, 2016 and vests over four years as follows: 25% of the shares subject to the option vest on the first anniversary of the grant date and 1/16th of the shares subject to the option vest quarterly thereafter.

(9)

This stock option was granted on June 10, 2019 and vests over four years as follows: 25% of the shares subject to the option vest on the first anniversary of the grant date and 1/16th of the shares subject to the option vest quarterly thereafter.

(10)

This stock option was granted on May 15, 2019 and vests over four years as follows: 25% of the shares subject to the option vest on the first anniversary of the grant date and 1/16th of the shares subject to the option vest quarterly thereafter.

2020 Option Exercises and Stock Vested

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(2)
Giel Rutten	114,713	498,822	31,250	370,313
Stephen D. Kelley	421,875	1,505,130	50,000	601,688
Megan Faust	86,000	413,265	—	—
Mark N. Rogers	—	—	—	—
John C. Stone	28,125	151,600	—	—
YoungKuk Park	—	—	—	—

Notes

(1)	This column represents the difference between the aggregate market value of the shares for which the option was exercised and the aggregate exercise price for such shares.

(2)	This column represents the product of the number of shares vesting multiplied by the per share market value of our common stock on the applicable vesting date.

Potential Payments Upon Termination or Change in Control

Pursuant to his employment offer letter, dated June 24, 2020, if Mr. Rutten’s employment is terminated by Amkor without “cause” or by Mr. Rutten for “good reason,” he will be entitled to: continuation of his then-current base salary for an 18-month period; a pro-rata bonus for the year of termination determined based on the actual bonus, if any, he would have been paid for such year absent such termination; payment of health insurance premiums for up to 18 months; and payment of salary, unused vacation time and vested benefits earned prior to termination.

With respect to equity awards, in the event Mr. Rutten’s employment is terminated due to death or disability, each award will vest in full. In the event Mr. Rutten’s employment is terminated by the Company for “cause” or by him without “good reason,” any unvested award will be forfeited in accordance with the standard terms and conditions of the 2007 Equity Plan. If, in connection with or following a “change in control” (as defined in the 2007 Equity Plan), his employment is terminated by the Company without “cause” and other than due to his death or disability or by him for “good reason,” each award will be treated as the plan administrator determines in accordance with the 2007 Equity Plan, including, without limitation, assumption or grant of a substitute award by the successor or acquiring company. If the successor or acquiring company does not assume or provide a substitute for the awards, the awards will fully vest in connection with such change in control. The grant date will be determined on the date of approval by the Compensation Committee, or, if the Company is in a blackout period on such date, the first day of the next open trading window following such approval.

Mr. Rutten’s right to receive severance benefits, as described above, is contingent upon his compliance with certain non-competition and non-solicitation obligations for 18 months following his termination of employment, and certain non-disparagement, confidentiality and intellectual property assignment obligations for an indefinite period.

With the exception of the foregoing, none of our U.S. executives has a pension benefit or post-retirement health coverage arrangement provided by Amkor.

Post-Employment Compensation

As described in the Compensation Discussion and Analysis above, our named executive officers are employees at will and, other than Mr. Rutten (as described above), do not have employment, change-in-control or severance agreements with us. The information and related tables presented below reflect the amount of compensation that would become payable to our named executive officers upon certain events if the named executive officer’s employment had terminated, or a change in control had occurred on December 31, 2020. The figures shown in the tables presented below are based, where applicable, on Amkor’s closing stock price on that date and any actual amounts paid under these scenarios, should they occur in the future, may be different. For purposes of this section, we have excluded amounts that would become payable under programs that are generally available to Amkor’s salaried employees (e.g., our 401(k) plan and Company-provided life insurance).

Cash Payments upon Termination of Service

Except as described above with respect to Mr. Rutten, Amkor does not have any executive contracts or agreements that provide for cash severance payments for terminations of any kind for U.S.-based executives. Furthermore, there is no policy that obligates us to pay severance under any circumstances. In the past, we have had an informal and discretionary practice regarding severance payments where employees whose service is involuntarily terminated due to a reduction in force have generally received three weeks of base salary pay for their first year of service and one week of base salary for every year of service thereafter. This practice and formula has been used typically for non-executive officers. For executives, informal and discretionary past practice has generally ranged from providing six to twelve months of base salary and in one case, approximately 24 months of base salary.

Treatment of Equity upon Termination and Change in Control

The following table shows the additional vesting, if any, for unvested equity awards and the exercise periods for vested stock option awards, if applicable, should the following events occur.

Treatment of Outstanding Stock Options and Restricted Stock upon Various Events
Voluntary Resignation	Normal Retirement (1)	Involuntary Not for Cause	For Cause Termination	Change in Control	Death	Disability

No additional vesting of Restricted Stock or Stock Options; up to 3 months to exercise vested Stock Options	No additional vesting of Restricted Stock or Stock Options; up to 24 months to exercise vested Stock Options	No additional vesting of Restricted Stock or Stock Options; up to 3 months to exercise vested Stock Options	No additional vesting of Restricted Stock or Stock Options; up to 3 months to exercise vested Stock Options	Accelerated vesting of Restricted Stock and Stock Options (if not assumed); up to 3 months to exercise vested Stock Options	Accelerated vesting of Restricted Stock and Stock Options; up to 24 months to exercise vested Stock Options	Accelerated vesting of Restricted Stock and Stock Options; up to 24 months to exercise vested Stock Options

Notes

(1)

Normal retirement is defined as termination of service on or after the date when the sum of (i) the executive’s age (rounded down to the nearest whole month), plus (ii) the number of years (rounded down to the nearest whole month) that the executive has provided services equals or is greater than seventy-five (75).

Based on the treatment of equity awards as outlined in the preceding table, the following table shows the value attributable to the acceleration of vesting for outstanding restricted stock and stock options held by each named executive officer as of December 31, 2020 under each acceleration event described above. The value shown is based on a termination date or a change in control as of December 31, 2020 using the closing price of our common stock on December 31, 2020, which was $15.08.

	Value of Accelerated Vesting of Unvested Shares of Restricted Stock and Unvested Stock Options
Name	Voluntary Resignation ($)	Normal Retirement ($)	Involuntary Not for Cause ($)	For Cause Termination ($)	Change-in Control ($)	Death ($)	Disability ($)
Giel Rutten	—	—	—	—	6,018,000	6,018,000	6,018,000
Stephen D. Kelley	—	—	—	—	335,313	335,313	335,313
Megan Faust	—	—	—	—	511,650	511,650	511,650
Mark N. Rogers	—	—	—	—	960,000	960,000	960,000
John C. Stone	—	—	—	—	521,438	521,438	521,438
YoungKuk Park	—	—	—	—	728,438	728,438	728,438

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding common stock as of February 28, 2021 by:

•	each person or entity who is known by us to beneficially own 5% or more of our outstanding common stock;

•	each of our directors; and

•	each named executive officer.

Beneficial Ownership

Name and Address†	Number of Shares (a)	Percentage Ownership (%)
James J. Kim Family Group(b)	142,419,869	58.2
915 Investments LP(c)	49,594,980	20.3
Sujochil(c)	19,484,809	8.0
Dimensional Fund Advisors LP(d) Building One 6300 Bee Cave Road Austin, TX 78746	16,722,945	6.9
Douglas A. Alexander(e)	64,655	*
Roger A. Carolin(f)	176,489	*
Winston J. Churchill(g)	97,406	*
Megan Faust(h)	186,719	*
Stephen D. Kelley(i)	651,825	*
James J. Kim(j)	72,010,820	29.5
John T. Kim(k)	67,629,458	27.7
Susan Y. Kim(l)	67,934,579	27.8
Daniel Liao(m)	34,313	*
MaryFrances McCourt	40,498	*
Robert R. Morse(n)	186,489	*
YoungKuk Park(o)	67,589	*
Mark N. Rogers(p)	40,000	*
Giel Rutten(q)	461,537	*
John C. Stone(r)	36,391	*
Gil C. Tily(s)	147,489	*
David N. Watson(t)	156,489	*
All directors and executive officers (17 individuals)(u)	144,767,758	58.9

Notes

*	Represents less than 1%.

†	The address for each person or entity is c/o Amkor Technology, Inc., 2045 East Innovation Circle, Tempe, Arizona 85284 unless otherwise noted.

(a)

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act. The information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any share over which the individual or entity has voting power or investment power. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that will become exercisable within 60 days of February 28, 2021 are deemed outstanding. Unless otherwise indicated, each person or entity has sole voting and investment power with respect to shares shown as beneficially owned.

(b)

As reported by James J. Kim and other reporting persons on a Schedule 13D/A filed with the SEC on March 16, 2021 (the “Kim Schedule 13D”), Mr. James J. Kim, our Executive Chairman of the Board of Directors, members of Mr. Kim’s immediate family, entities owned by Mr. Kim and members of his immediate family, and trusts created by Mr. Kim and members of his immediate family for the benefit of Mr. Kim and members of his immediate family, each of which trusts is so named and designated in the Kim Schedule 13D (“the “Kim Trusts”), own directly 142,419,869 shares, or approximately 58.2%, of our outstanding common stock. Of this total number of shares 530,000 are options exercisable within 60 days of February 28, 2021.

According to the Kim Schedule 13D, of the 142,419,869 shares beneficially owned, 51,184,857 shares are held by James J. Kim individually, of which 325,000 shares are issuable upon the exercise of stock options exercisable within 60 days of February 28, 2021; 20,825,963 shares are held by James J. Kim in his capacity as trustee of certain Kim Trusts, all of which are subject to shared investment power and 4,622,043 shares are shares as to which he has no voting power; 49,594,980 shares are held by 915 Investments, LP, a partnership in which James J. Kim is the sole general partner (the “915 Partnership”); 23 shares are held by his spouse, Agnes C. Kim; 27,730,863 shares are held by John T. Kim individually, of which 100,000 shares are issuable upon the exercise of stock options exercisable within 60 days of February 28, 2021 and 25,674,640 shares are subject to shared voting and investment power; 39,898,595 shares are held by John T. Kim in his capacity as trustee of certain Kim Trusts, of which 17,659,500 shares are subject to shared voting power, 10,101,032 shares are shares as to which he has no voting power and 32,304,594 shares are subject to shared investment power; 6,205,472 shares are held by David D. Kim individually, 6,189,831 of which are subject to shared voting and investment power; 2,698,513 shares are held by David D. Kim in his capacity as trustee of certain Kim Trusts 1,335,113 of which are subject to shared voting and investment power; 30,293,021 shares are held by Susan Y. Kim individually, of which 105,000 shares are issuable upon the exercise of stock options exercisable within 60 days of February 28, 2021 and 25,674,640 shares are subject to shared voting and investment power; 37,641,558 shares are held by Susan Y. Kim in her capacity as trustee of certain Kim Trusts, of which 17,659,500 shares are subject to shared voting power, 10,961,950 shares are shares as to which she has no voting power and 33,558,493 shares are subject to shared investment power; 1,150,000 shares are held by The James and Agnes Kim Foundation, Inc. (the “Foundation”); 6,189,831 shares are held by Sujoda Investments, LP, a partnership established for the benefit of members of Mr. Kim’s family (the “Sujoda Partnership”) and 19,484,809 shares are held by Sujochil, LP, a partnership established for the benefit of members of Mr. Kim’s family (the “Sujochil Partnership”).

Each of the individuals named above in this footnote (b) (individually and as trustee of any of the Kim Trusts), the Sujoda Partnership, the Sujochil Partnership, the 915 Partnership, the Foundation and the Kim Trusts may be deemed members of a group under Section 13(d) of the Exchange Act consisting of members of James J. Kim’s family, the Kim Trusts, the Sujoda Partnership, the Sujochil Partnership, the 915 Partnership and the Foundation (collectively, the “James J. Kim Family Group”), which each may exercise voting and/or investment power in one or more capacities with respect to the shares of common stock in concert with other members of the James J. Kim Family Group. None of the trust agreements for the Kim Trusts or other relevant governing documents prohibit the persons authorized to vote shares of common stock of the Company from voting the shares of common stock of the Company held by them, in their discretion, in concert with other members of the James J. Kim Family Group. James J. and Agnes C. Kim are husband and wife. James J. and Agnes C. Kim are parents of Susan Y. Kim, David D. Kim and John T. Kim. The John T. Kim Trust of December 31, 1987 has as its sole trustee, John T. Kim. John T. Kim is the parent of Allyson Lee Kim and Jason Lee Kim and is the co-trustee of various Kim Trusts along with Susan Y. Kim or James J. Kim. Susan Y. Kim is the parent of Alexandra Kim Panichello, Jacqueline Mary Panichello and Dylan James Panichello and is the co-trustee of various Kim Trusts along with John T. Kim or James J. Kim. David D. Kim is the sole trustee of the James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08, and a co-trustee of the Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05. James J. Kim and Susan Y. Kim are co-trustees of the Susan Y. Kim Qualified Annuity Trust under the Susan Y. Kim 2018-1 Irrevocable Trust Agreement dated 8/29/18, the James J. Kim 2018-1 Qualified Annuity Trust U/A dated 8/30/18, the James J. Kim 2019-1 Qualified Annuity Trust U/A dated 9/10/19, the James J. Kim 2020-1 Qualified Annuity Trust U/A dated 4/1/20 and the Qualified Annuity Trust under the Susan Y. Kim 2020-1 Irrevocable Trust Agreement dated 4/1/20. John T. Kim and Susan Y. Kim are co-trustees of the Qualified Annuity Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18 and the Susan Y. Kim 2015 Irrevocable Trust U/A dated 3/16/15. James J. Kim and John T. Kim are co-trustees of the John T. Kim 2012 Generation-Skipping Trust U/A dated 12/11/12 and the Family Trust under the John T. Kim Irrevocable Trust Agreement dated 12/11/12. Susan Y. Kim is the sole trustee of the Agnes C. Kim 2020-1 Qualified Annuity Trust U/A dated 12/16/20. The trustees of each Kim Trust may be deemed to be the beneficial owners of the shares held by such Kim Trust. None of the Kim Trusts owns more than five percent of the outstanding shares of the common stock of the Company. James J. Kim, as general partner of the 915 Partnership, has voting and investment power with respect to all of the securities held by the 915 Partnership. The limited partners of the 915 Partnership are Agnes C. Kim, the children of James J. Kim, Sujoda Partnership and Sujoda Investments II, LP. The general partner of Sujoda Investments II, LP is Sujoda Management, LLC and the limited partners are the children of James J. Kim. Sujoda Management, LLC is the general partner of Sujoda Partnership. The sole members of Sujoda Management, LLC are John T. Kim, Susan Y. Kim and David D. Kim. The limited partners of Sujoda Partnership are descendants of James J. Kim. The general partners of the Sujochil Partnership are John T. Kim and Susan Y. Kim. The limited partners are John T. Kim, Susan Y. Kim, two irrevocable trusts created by Susan Y. Kim for her descendants, two irrevocable trusts created by John T. Kim for his descendants, the 915 Partnership, Agnes C. Kim and James J. Kim. In addition, all of the directors and officers of the Foundation are members of the James J. Kim Family Group. Accordingly, the 915 Partnership, the Sujoda Partnership, the Sujochil Partnership, and the Foundation might each be expected to vote its shares of common stock in concert with the other members of the James J. Kim Family Group.

The James J. Kim Family Group may be deemed to have beneficial ownership of 142,419,869 shares or approximately 58.2% of the outstanding shares of the common stock of the Company. Each of the foregoing persons stated that the filing of their beneficial ownership reporting statements shall not be construed as an admission that such person is, for the purposes of Section 13 or 13(g) of the Exchange Act, the beneficial owner of the shares of common stock reported as beneficially owned by the other such persons.

(c)	As reported by the Kim Schedule 13D.

(d)	The Dimensional Fund Advisors LP reported in a Schedule 13G/A filed with the SEC on February 12, 2021 that it beneficially owns these shares as of December 31, 2020.

(e)	Includes 44,657 shares issuable upon the exercise of stock options exercisable by Mr. Alexander within 60 days of February 28, 2021.

(f)	Includes 140,000 shares issuable upon the exercise of stock options exercisable by Mr. Carolin within 60 days of February 28, 2021.

(g)	Includes 80,000 shares issuable upon the exercise of stock options exercisable by Mr. Churchill within 60 days of February 28, 2021.

(h)	Includes 179,500 shares issuable upon the exercise of stock options exercisable by Ms. Faust within 60 days of February 28, 2021.

(i)

As of May 28, 2020, the filing date of the last Section 16 report made by the Company on behalf of Mr. Kelley. Includes 365,625 shares issuable upon the exercise of stock options exercisable by Mr. Kelley within 60 days of May 28, 2020.

(j)

Includes 325,000 shares issuable upon the exercise of options exercisable within 60 days of February 28, 2021. As reported by the Kim Schedule 13D, of the 51,184,857 shares owned by James J. Kim individually, 49,594,980 shares are held by 915 Investments, LP, a partnership in which Mr. Kim is the sole general partner and of the 20,825,963 shares held by Mr. Kim in his capacity as trustee of certain Kim Trusts, he has shared investment power as to all such shares and no voting power as to 4,622,043 shares. Said number does not include 23 shares owned by Agnes C. Kim, Mr. Kim’s spouse, of which Mrs. Kim has sole voting and investment power. Mr. James J. Kim disclaims beneficial ownership of such 23 shares, shares that are held in his capacity as trustee, and the shares held by 915 Investments, L.P. other than the shares attributed to his proportional ownership.

(k)

Includes 100,0000 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 2021. As reported by the Kim Schedule 13D, of the 27,730,863 shares held by John T. Kim individually, 6,189,831 shares are held by Sujoda Investments, L.P., a limited partnership established for the benefit of members of the James J. Kim Family, with respect to which John T. Kim has shared voting and investment power, and 19,484,809 shares are owned by Sujochil, LP, a partnership established for the benefit of members of the James J. Kim family, of which John T. Kim is a general partner and a limited partner and has shared voting and investment power. 39,898,595 shares are held by John T. Kim in his capacity as trustee of certain Kim Trusts, of which 17,659,500 are subject to shared voting power and 32,304,594 are subject to shared investment power, and John T. Kim has no voting power as to 10,101,032 shares. John T. Kim disclaims beneficial ownership of shares that are held in his capacity as trustee and to all shares held by Sujoda Investments, L.P. and Sujochil, LP, other than the shares attributable to his proportional ownership of such entities.

(l)

Includes 105,000 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 2021. As reported by the Kim Schedule 13D, of the 30,293,021 shares held individually by Susan Y. Kim, 6,189,831 shares are owned by Sujoda Investments, L.P., a limited partnership established for the benefit of members of the James J. Kim family, with respect to which Susan Y. Kim has shared voting and investment power, and 19,484,809 shares are owned by Sujochil, LP, a partnership established for the benefit of members of the James J. Kim family, of which Susan Y. Kim is a general partner and a limited partner and has shared voting and investment power. 37,641,558 shares are held by Susan Y. Kim in her capacity as trustee of certain Kim Trusts, of which 17,659,500 shares are subject to shared voting power and 33,558,493 shares are subject to shared investment power, and Susan Y. Kim has no voting power as to 10,961,950 shares. Susan Y. Kim disclaims beneficial ownership of shares that are held in her capacity as trustee and to all shares held by Sujoda Investments, L.P. and Sujochil, LP, other than the shares attributable to her proportional ownership of such entities.

(m)	Includes 20,000 shares issuable upon the exercise of stock options exercisable by Mr. Liao within 60 days of February 28, 2021.

(n)	Includes 140,000 shares issuable upon the exercise of stock options exercisable by Mr. Morse within 60 days of February 28, 2021.

(o)	Includes 68,625 shares issuable upon the exercise of stock options exercisable by Mr. Park within 60 days of February 28, 2021.

(p)	Includes 37,500 shares issuable upon the exercise of stock options exercisable by Mr. Rogers within 60 days of February 28, 2021.

(q)	Includes 36,537 shares issuable upon the exercise of stock options exercisable by Mr. Rutten within 60 days of February 28, 2021.

(r)	Includes 9,375 shares issuable upon the exercise of stock options exercisable by Mr. Stone within 60 days of February 28, 2021.

(s)	Includes 10,938 shares issuable upon the exercise of stock options exercisable by Mr. Tily within 60 days of February 28, 2021.

(t)	Includes 120,000 shares issuable upon the exercise of stock options exercisable by Mr. Watson within 60 days of February 28, 2021.

(u)	Includes 1,779,657 shares issuable upon the exercise of stock options exercisable within 60 days of February 28, 2021.

PAY RATIO

Federal law requires that we disclose the ratio of our CEO’s total compensation to the total compensation of our median employee (determined on the basis of compensation and by excluding the CEO). The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that companies may use to calculate pay ratio estimates, the pay ratio reported below should not be used as a basis for comparison between companies. To identify our median employee, we collected data from our global workforce, consisting of all U.S. and non-U.S. full-time, part-time, seasonal and temporary employees of the Company and its consolidated subsidiaries as of December 31, 2019 (which is the date we chose to identify our median employee). As the number of employees excluding our CEO was an even number, the median employee was determined using the average of the annual total compensation of two employees. For 2020, one of the two employees previously used to determine the median employee compensation experienced changes in employment circumstances resulting in significant changes to their compensation during 2020 that would significantly impact the pay ratio calculation. Therefore, we have substituted an employee with substantially similar compensation to that of the original employee, based on the compensation measures used to select the median employee. No assumptions, adjustments, or estimates with respect to compensation were made. We used actual payroll records, as maintained in the ordinary course, to determine annual compensation and to identify our median employee. The median employee’s total compensation was calculated using the same methodology used to calculate the annual total compensation of the CEO as set forth in the Summary Compensation Table included in the Executive Compensation section of this proxy statement. Due to our change of CEO during 2020, for purposes of calculating the pay ratio for 2020 we annualized the partial-year compensation of our former CEO, Steve Kelley, who was serving as our CEO on December 31, 2019, the date we identified our median employee. Mr. Kelley’s annual total compensation does not include the separation payments made to Mr. Kelley, as including those payments would have resulted in duplication of Mr. Kelley’s annualized compensation. For 2020, the median employee’s total compensation was $20,541 and the total compensation of the CEO, calculated as discussed above, was $5,137,513. Accordingly, the CEO’s annual total compensation is reasonably estimated to be 250 times that of the median employee.

PROPOSAL TWO

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory or nonbinding basis, the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, pursuant to Section 14A of the Exchange Act, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The annual say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided within the Executive Compensation section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, the narrative discussion and the other related disclosure.”

The Board unanimously recommends a vote “FOR” the advisory vote approving the compensation of our named executive officers as described in this proxy statement. The affirmative vote of the holders of a majority of the shares present and entitled to vote is necessary for approval.

PROPOSAL THREE

APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was approved by the Board on March 25, 2021, subject to further approval by our stockholders at our Annual Meeting. The 2021 Plan is intended to continue our long-term equity compensation program, which is currently implemented under the Company’s existing 2007 Equity Plan, by replenishing the number of shares that can be granted in the form of equity awards to our employees pursuant to a new plan that provides for strong equity plan governance features. If approved, the 2021 Plan will become effective on the date of approval by our stockholders (the “Effective Date”) and will replace and supersede the Company’s 2007 Equity Plan.

The purpose of the 2021 Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility; (ii) provide incentives to individuals who perform services for the Company or its subsidiaries; and (iii) promote the success of the Company’s business.

The Board believes that equity-based long-term incentive compensation programs align the interests of management, employees and our stockholders to create long-term stockholder value. The Board believes that the 2021 Plan will increase our ability to achieve this objective by allowing for several different forms of long-term incentive awards, which will help us to recruit, reward, motivate and retain talented personnel, which is essential to our continued success. In addition, the Board recognizes that employees are our most valuable asset and that the awards permitted under the 2021 Plan are vital to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals.

If approved, the maximum number of shares reserved for issuance under the 2021 Plan will be 23,100,000 shares of our common stock (composed of 2,890,626 shares that remained available for issuance under the 2007 Equity Plan as of December 31, 2020, plus 20,209,374 “new” shares), less (i) one share for every one share that was subject to an option or stock appreciation right (“SAR”) granted under the 2007 Equity Plan after December 31, 2020 and prior to the Effective Date and (ii) one and a half shares for every one share that was subject to an award other than an option or stock appreciation right granted under the 2007 Equity Plan after December 31, 2020 and prior to the Effective Date. After the Effective Date of the 2021 Plan, no further awards will be granted under the 2007 Equity Plan, but all outstanding awards under the 2007 Equity Plan will continue in full force and effect, subject to their original terms.

The Board of Directors unanimously recommends a vote “FOR” the adoption of the 2021 Plan.

Key Corporate Governance Features of the 2021 Plan

The 2021 Plan contains a number of provisions that we believe are consistent with the interests of stockholders and promote sound equity plan governance practices, including the following:

•	Award Caps – The 2021 Plan imposes caps on the annual number of awards that participants may be granted.

•	No “Evergreen” Provisions – The 2021 Plan does not allow for automatic increases in the number of shares available under the plan.

•

No Repricing of Stock Options or SARs – The exercise price of stock options or SARs may not be reduced, directly or indirectly, including in the form of an exchange for cash or another award for “underwater” awards, without prior approval of our stockholders.

•	No Discounted Stock Options or SARs – The 2021 Plan prohibits granting stock options or SARs with an exercise price that is less than the fair market value of our common stock on the date of grant.

•

No Liberal Share Recycling – Shares retained by or delivered to the Company to pay the exercise price of a stock option or stock appreciation right, or to satisfy tax withholding obligations in connection with the exercise or vesting/settlement of any awards, will not become available for future grant or sale under the 2021 Plan.

•	No Dividends or Dividend Equivalents on Unearned Awards – The 2021 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards.

•

No Single-Trigger Change in Control Vesting – If awards granted under the 2021 Plan are assumed by the successor entity in connection with a change in control of the Company, such awards will not automatically vest and pay out upon the change in control.

•

Non-Employee Director Limits – The 2021 Plan provides that the aggregate grant date fair value of awards granted to, plus the total cash compensation paid to, any non-employee director in any single fiscal year may not exceed $750,000.

•

No Tax Gross-ups – Participants under the 2021 Plan are not entitled to any tax gross-up payments for any excise or penalty taxes pursuant to Sections 4999 or 409A of the Code that may be incurred in connection with awards under the plan.

Key Data

The following table includes information regarding the number of shares reserved for outstanding awards under the 2007 Equity Plan, our only active employee equity incentive plan, as of December 31, 2020 (and without giving effect to approval of the 2021 Plan or any awards granted after December 31, 2020) and the number of shares remaining available for future grant of awards under the 2007 Equity Plan as of December 31, 2020.

	Total number of shares to be issued upon exercise of outstanding options and SARs	Weighted average exercise price of outstanding options and SARs	Weighted average remaining term of outstanding options and SARs	Total number of full-value awards outstanding	Shares remaining available for future grant under the 2007 Equity Plan
2007 Equity Plan	4,365,667	$9.70	7.47 years	411,204	2,890,625

On March 22, 2021, the last reported price of the Company’s common stock on the Nasdaq Stock Market was $23.92.

Summary of the 2021 Plan

A summary of certain material terms of the 2021 Plan is set forth below. This summary is qualified in its entirety by the terms of the 2021 Plan, a copy of which is attached hereto as Exhibit A.

Summary of 2021 Plan

Purpose. The purpose of the 2021 Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility; (ii) provide incentives to individuals who perform services for the Company or its subsidiaries; and (iii) promote the success of the Company’s business.

General. The 2021 Plan provides for the grant of the following types of incentive awards: (i) stock options; (ii) restricted stock; (iii) restricted stock units; (iv) SARs; (v) performance units and performance shares; (vi) Other Stock-Based Awards (as defined below); and (vii) cash awards. Each of these is referred to individually as an “Award.” The individuals who will be eligible for Awards under the 2021 Plan include employees, directors and consultants who provide services to the Company or its subsidiaries. As of January 2021, approximately 29,275 employees, 1 consultant and 9 directors would be eligible to participate in the 2021 Plan.

Number of Shares of Common Stock Available Under the 2021 Plan. The number of shares authorized and available for issuance under the 2021 Plan is 23,100,000 shares, less one (1) share for every one (1) share that was subject to an option or stock appreciation right granted under the Company’s 2007 Equity Plan after December 31, 2020 and prior to the effective date of the 2021 Plan and one and a half (1.5) shares for every one (1) share that was subject to an award other than an option or stock appreciation right granted under the Prior Plan after December 31, 2020 and prior to the Effective Date. The shares may be authorized, but unissued, or reacquired common stock.

Any shares subject to restricted stock, restricted stock units, performance units, performance shares or Other Stock-Based Awards (as defined below) will be counted against the share reserve as one and a half (1.5) shares for every one (1) share subject to such Award. If an Award expires, is forfeited, is settled in cash (in whole or in part) or becomes unexercisable without having been exercised in full (or if an award granted under the 2007 Equity Plan (or any portion thereof), expires, is forfeited, is settled in cash (in whole or in part) or becomes unexercisable without having been exercised in full, in each case after December 31, 2020), the shares subject to such Award (or shares subject to such award under the 2007 Equity Plan that have expired, become forfeited, become settled in cash (in whole or in part) or become unexercisable without having been exercised in full, in each case after December 31, 2020) will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options will not become available for future grant under the 2021 Plan. Each stock settled SAR will count against the share reserve based on the number of shares underlying the exercised portion of such Award rather than the number of shares actually issued in settlement of such Award. Any shares issued by the Company through substitute awards (i.e., the assumption or substitution of outstanding grants from an acquired company) will not reduce the number of shares available for Awards under the 2021 Plan (or otherwise count against the Award limits set forth therein or, upon forfeiture of such awards, be added to the shares available for Awards under the 2021 Plan).

If we declare an extraordinary dividend or other extraordinary distribution or engage in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination or other change in our corporate structure affecting our common stock, the Administrator (as defined below) will equitably adjust the number, class and/or kind of shares of common stock which have been authorized for issuance under the 2021 Plan, the number, class and/or kind of shares covered by each outstanding Award and/or the price per share covered by each such outstanding Award, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan. Moreover, in the event of any such event or in the event of a change in control of the Company, the Administrator may provide in substitution for any or all outstanding Awards such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A of the U.S. Internal Revenue Code of 1986 (as amended) (the “Code”).

Administration of the 2021 Plan. The Board, or a committee of directors or other individuals satisfying applicable laws and appointed by the Board (referred to herein as the “Administrator”), will administer the 2021 Plan. To make grants to certain officers and key employees, the members of the administrative committee must qualify as “non-employee directors” under Rule 16b-3 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”). Subject to the terms of the 2021 Plan, the Administrator has the sole discretion to, among other items: (i) select the employees, consultants, and directors who will receive Awards; (ii) determine the terms and conditions of Awards; (iii) interpret the provisions of the 2021 Plan and outstanding Awards; (iv) mutually agree with a participant regarding the method of payment with respect to the exercise price or withholding taxes due with respect to any Award that differs from the default method identified in the 2021 Plan; and (v) make all other determinations deemed necessary or advisable for administering the 2021 Plan. The Administrator may not take any action with respect to an option or a stock appreciation right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed (the Nasdaq Global Select Market) without stockholder approval.

Options. The Administrator may grant nonstatutory stock options and incentive stock options under the 2021 Plan. The Administrator determines the number of shares subject to each option, although the 2021 Plan provides that a participant may not receive options covering more than 2,000,000 shares in any fiscal year, except in connection with his or her initial service as an employee with the Company or a subsidiary, in which case he or she may be granted an option to purchase up to an additional 2,000,000 shares. The Administrator determines the exercise price of options granted under the 2021 Plan, provided the exercise price must be at least equal to the fair market value of our common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock must be at least 110% of the fair market value of the common stock on the grant date. The term of an option may not exceed ten (10) years, except that, with respect to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, the term of an incentive stock option may not exceed five (5) years. The Administrator will determine the acceptable form of consideration for exercising an option, including the method of payment of the exercise price.

After a termination of service with us other than as a result of the participant’s death, disability or retirement, the participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement, which, unless otherwise set forth in the Award agreement, shall be until the earlier of (i) the expiration of the term of the option or (ii) the expiration of three (3) months after the date of termination of service. In the event of a termination of service due to the participant’s death, disability or retirement, the participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement, which, unless otherwise set forth in the Award agreement, shall be until the earlier of (i) the expiration of the term of the option or (ii) the expiration of twenty-four (24) months after the date of retirement, death or disability, as applicable. In no event may an option be exercised later than the expiration of its term. In the event of a termination of service for “cause” (as defined in the 2021 Plan), the participant will be prohibited from exercising his or her vested options from and after the time of such termination.

Restricted Stock. Awards of restricted stock are rights to acquire or purchase shares of our common stock, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. The Administrator will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 1,000,000 shares of restricted stock during any fiscal year, except that a participant may be granted up to an additional 1,000,000 shares of restricted stock in connection with his or her initial employment with the Company or a subsidiary. During the vesting period, holders will have voting and dividend rights with respect to their unvested shares of restricted stock unless otherwise provided in the Award agreement; provided, however, that any such dividends will be subject to the same forfeiture restrictions as the underlying shares of restricted stock.

Restricted Stock Units. Awards of restricted stock units result in a payout to a participant only if the vesting criteria the Administrator establishes are satisfied. Each restricted stock unit has the value of one share of our common stock. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement. Unless provided otherwise by the Award agreement, vested restricted stock units may be settled in cash, shares or a combination thereof. The Administrator determines the number of restricted stock units granted to any participant, but no participant may be granted more than 1,000,000 restricted stock units during any fiscal year, except that a participant may be granted up to an additional 1,000,000 restricted stock units in connection with his or her initial employment with the Company or a subsidiary.

Stock Appreciation Rights. The Administrator may grant SARs, which are generally the right to receive the appreciation in fair market value of common stock between the date of grant and the exercise date. Unless otherwise provided in the Award agreement, SARs may be settled in either cash or shares of common stock, or a combination thereof. SARs will become exercisable at the times and on the terms established by the Administrator. The Administrator, subject to the terms of the 2021 Plan, will have complete discretion to determine the terms and conditions of SARs; provided, however, that the base price may not be less than 100% of the fair market value of a share on the date of grant (provided that in certain circumstances, SARs may be granted with a per share base price of less than 100% of the fair market value per share on the date of grant, pursuant to, and consistent with, Section 424(a) of the Code. The term of an SAR may not exceed ten (10) years. No participant will be granted SARs covering more than 1,000,000 shares during any fiscal year, except that a participant may be granted SARs covering up to an additional 1,000,000 shares in connection with his or her initial employment with the Company or a subsidiary. After termination of service, a participant will be able to exercise the vested portion of his or her SARs for the period of time stated in the Award agreement, which, unless otherwise set forth in the Award agreement, shall be the same periods of time applicable to options as described above.

Performance Units and Performance Shares. The Administrator may grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals and other vesting criteria the Administrator establishes are achieved. The Administrator will establish performance and other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. During any fiscal year, no participant (x) will receive more than 1,000,000 performance shares or (y) more than 1,000,000 performance units, except that a participant may be granted performance shares covering up to an additional 1,000,000 shares and/or performance units covering up to an additional 1,000,000 shares in connection with his or her initial employment with the Company or a subsidiary. Performance units will have an initial value established by the Administrator on or before the date of grant. Unless otherwise provided in an Award agreement, earned performance units/shares may be paid in the form of cash, in shares of common stock or in a combination thereof.

Other Awards. The Administrator may grant to participants any type of award in addition to options, SARs, restricted stock, restricted stock units and performance shares/units (i) that is payable in, or valued in whole or in part by reference to, shares of common stock (an “Other Stock-Based Award”) or (ii) that is payable in cash, as determined by the Administrator to be consistent with the purposes of the 2021 Plan. The Administrator will have complete discretion in determining the number of Other Stock-Based Awards and the amount of cash awards granted to each participant, provided that during any fiscal year (i) no participant may be granted more than 1,000,000 Other Stock-Based Awards and (ii) no participant may be granted a cash award in excess of $3,000,000. Notwithstanding the foregoing limitations, in connection with his or her initial employment with the

Company or a subsidiary, an employee may be granted up to an additional 1,000,000 Other Stock-Based Awards. The Administrator may, in its sole discretion, provide the right to accrue dividends or dividend equivalents in a grant of Other Stock-Based Awards, which will be subject to the same vesting, forfeiture and settlement criteria as the underlying Other Stock-Based Awards.

Grants to Non-Employee Directors. The 2021 Plan provides automatic, non-discretionary option and restricted stock grants to non-employee directors. Each person who first becomes a non-employee director after the approval of the 2021 Plan by stockholders will be granted an option to purchase twenty thousand (20,000) shares on or about the date on which such person first becomes a non-employee director and an award of restricted stock equal to $60,000 divided by the fair market value of a share on the date such person first becomes a non-employee director, with such amounts pro-rated based on the number of days remaining in the year from the date the individual becomes a director until the next annual meeting of the stockholders of the Company. In addition, on an annual basis, each non-employee director will be granted an option to purchase twenty thousand (20,000) shares and restricted stock having a fair market value of sixty thousand dollars ($60,000) on the date of the annual meeting of the stockholders of the Company. The exercise price of options granted to non-employee directors may not be less than 100% of the fair market value of a share on the date of grant, and the term will be ten (10) years. Options granted to non-employee directors will vest and become exercisable as to one hundred percent (100%) of the shares subject to the option on the earlier of the first anniversary of the date of grant or the date of the first annual meeting of the stockholders of the Company immediately following the date of grant, in either case, subject to the non-employee director’s continued service as a director until immediately prior to such date. The period of restriction applicable to restricted stock granted to non-employee directors will lapse on the earlier of the first anniversary of the date of grant or the date of the first annual meeting of the stockholders of the Company immediately following the date of grant, in either case, subject to the non-employee director’s continued service until immediately prior to such date. The Administrator has the authority to adjust the terms of these automatic option grants and automatic restricted stock grants, including the number of shares subject to the Award and the exercise prices, for Awards to be granted following the date the Administrator determines to make such adjustment. Non-employee directors are also eligible to receive discretionary Awards under the 2021 Plan. Under the 2021 Plan non-employee directors may not be awarded compensation for service as a non-employee director with a total value of more than $750,000 in any given fiscal year. Such amount includes the sum of (i) cash compensation and (ii) the grant date fair value of equity compensation awarded to the non-employee director. This limitation does not apply to the extent a non-employee director has been or becomes an employee of the Company during such fiscal year.

Performance Goals. The granting or vesting of Awards may be made subject to the attainment of performance goals that must be met by the end of a specified period and that are substantially uncertain of being met at the time the Award is granted. Any performance goals may be used to measure the performance of the Company or a subsidiary as a whole or a business unit or division of the Company or a subsidiary and may be measured relative to a peer group or index. The performance goals may differ from participant to participant and from Award to Award. Any criteria used may be: (i) measured in absolute terms; (ii) compared to another company or companies; or (iii) measured on a pre-tax or post-tax basis (if applicable). The performance goals may be based on one or more of the following criteria: (i) revenue or net revenue; (ii) cash or cash equivalents on hand; (iii) free cash flow; (iv) earnings per share; (v) earnings; (vi) earnings before interest and taxes; (vii) earnings before interest, taxes and depreciation; (viii) earnings before interest, taxes, depreciation and amortization; (ix) gross or net margin; (x) gross profit or gross profit dollars; (xi) cash or net cash from operations; (xii) net income; (xiii) operating cash flow; (xiv) expenses or operating expenses; (xv) operating income; (xvi) profit; (xvii) return on assets; (xviii) return on equity; (xix) return on capital or return on invested capital; (xx) sales or return on sales; (xxi) revenue growth; (xxii) total shareholder return; (xxiii) market share; (xiv) customer satisfaction; (xxv) stock price; or (xxvi) any other financial or other measurement deemed appropriate by the Administrator.

Transferability of Awards. Awards granted under the 2021 Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Change in Control. In the event of a change in control of the Company, each outstanding Award will be treated as the Administrator determines. Unless otherwise provided in an Award agreement, in the event Awards are not assumed or substitute awards are not granted in connection with a change in control, the participant will fully vest in and have the right to exercise all of his or her outstanding options or SARs, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock, restricted stock units and other performance-based Awards will lapse, and, with respect to performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or SAR is not so assumed or substituted, the Administrator will notify participants in writing or electronically that each option or SAR will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or SAR will terminate immediately prior to such change in control (provided that any holder of an option or SAR that is in-the-money will receive a payment in respect of such Award equal to the excess of the per share common stock consideration in such change in control over the exercise price or base price, as applicable, of the Award, multiplied by the number of shares subject to such Award).

With respect to Awards granted to non-employee directors that are assumed or substituted, if on the date of or following the assumption or substitution, the non-employee director is terminated other than upon a voluntary resignation (unless the resignation is at the request of the Company’s acquirer), then the non-employee director will fully vest in and have the right to exercise all of his or her outstanding options or SARs, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock, restricted stock units and Other Stock-Based Awards will lapse, and, with respect to performance shares and performance units, all performance goals and other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

Termination for Cause. If a Participant’s employment or service relationship with the Company or any Subsidiary is terminated for cause (as defined in the 2021 Plan), all unvested Awards will be forfeited immediately upon such termination and the Participant will not be entitled to any payment in consideration therefor.

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, and subject to any Company insider trading policy (including black-out periods), may permit a participant to satisfy tax withholding obligations, in whole or in part by (without limitation) (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant, (ii) paying cash, (iii) retaining or reacquiring shares underlying an Award, valued on the date of delivery, (iv) delivering to the Company already-owned shares, including shares delivered by attestation, (v) selling a sufficient number of shares otherwise deliverable to the participant, either voluntarily by the participant or mandatorily by the Company, (vi) accepting delivery of a promissory note (other than with respect to a Participant who is subject to Section 16 of the Exchange Act) or any other lawful consideration, (vii) any other method of withholding approved by the Administrator, or (viii) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable participant’s jurisdiction for all taxes that are applicable to such income. Unless otherwise determined by the Administrator, any participant who is subject to Section 16 of the Exchange Act at the time the tax withholding obligation becomes due, shall satisfy his or her tax withholding obligations by clause (iii) of the foregoing methods.

Amendment and Termination of the 2021 Plan. The Board will have the authority to amend, alter, suspend or terminate the 2021 Plan, except that stockholder approval will be required for any amendment to the 2021 Plan to the extent required by any applicable laws. Except as set forth in the 2021 Plan, no amendment, alteration, suspension or termination of the 2021 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator. The 2021 Plan will terminate on the tenth anniversary of the Effective Date, unless the Board terminates it earlier.

New Plan Benefits. Grants of awards will be made from time to time by the Administrator to those persons whom the Administrator determines in its discretion should receive grants of awards. Accordingly, the benefits and amounts that may be received in the future by persons eligible to participate in the 2021 Plan are not presently determinable. The table below sets forth the benefits that will be received by our directors under the 2021 Plan at the 2021 annual meeting of our stockholders if the 2021 Plan is approved. Such amounts represent a grant of 20,000 stock options and restricted stock having a fair market value of $60,000 to each non-employee director.

Amkor Technology, Inc. 2021 Equity Incentive Plan
Name and Position	Number of Options	Restricted Stock (Fair Market Value in ($))
James J. Kim, Executive Chairman of the Board	20,000	60,000
Susan Y. Kim, Executive Vice Chairman of the Board	20,000	60,000
Douglas A. Alexander, Director	20,000	60,000
Roger A. Carolin, Director	20,000	60,000
Winston J. Churchill, Director	20,000	60,000
Daniel Liao, Director	20,000	60,000
MaryFrances McCourt, Director	20,000	60,000
Robert R. Morse, Director	20,000	60,000
Gil C. Tily, Director	20,000	60,000
David N. Watson, Director	20,000	60,000

Summary of U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax considerations that may be relevant to participants in the 2021 Plan. The discussion is for general informational purposes only and does not purport to be complete or address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address any U.S. state, local or non-U.S. income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE 2021 PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE U.S. STATE, LOCAL, OR NON-U.S. INCOME TAX OR OTHER TAX CONSIDERATIONS.

Incentive Stock Options. Upon the grant of an incentive stock option (as defined in Section 422(b) of the Code), the option holder does not recognize any income and the Company (or a subsidiary, as applicable) is not entitled to a deduction. In addition, no income for regular income tax purposes will be recognized by an option holder upon the exercise of an incentive stock option if the requirements of the Code are satisfied, including, without limitation, the requirement that the option holder remain employed by the Company or a subsidiary during the period beginning on the date of grant and ending on the day three months (or, in the case of the option holder’s disability, one year) before the date the option is exercised. If an option holder has not remained an employee of the Company or a subsidiary during the period beginning on the date of grant of an incentive stock option and ending on the day three months (or one year in the case of the option holder’s disability) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option and will have the tax consequences described below in the section entitled “Non-Qualified Stock Options.”

The U.S. federal income tax consequences of a disposition of the shares of common stock acquired pursuant to the exercise of an incentive stock option depends upon when the disposition of such shares occurs.

If the disposition of such shares occurs more than two years after the date of grant of the incentive stock option and more than one year after the date of exercise, any gain or loss recognized upon such disposition will be long-term capital gain or loss and neither the Company nor a subsidiary, as applicable, will be entitled to any income tax deduction with respect to such incentive stock option.

If the disposition of such shares occurs within two years after the date of grant of the incentive stock option or within one year after the date of exercise (a “Disqualifying Disposition”), the excess, if any, of the amount realized over the option price will be treated as taxable ordinary income to the option holder and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder on such disposition. The amount of ordinary income recognized by the option holder in a Disqualifying Disposition (and the corresponding deduction, if any, to the Company or a subsidiary, as applicable) is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares on the date of exercise and the option price. Any gain realized in excess of this amount will be treated as short-term or long-term capital gain (depending upon whether the shares have been held for more than one year). If the option price exceeds the amount realized upon such a disposition, the difference will be short-term or long-term capital loss (depending upon whether the shares have been held for more than one year).

Optionholders who are subject to the Alternative Minimum Tax (“AMT”) may incur taxable income as a result of the exercise of an incentive stock option. Such optionholders are advised to consult their tax advisors regarding the impact of the AMT.

Except as provided in the paragraph immediately below, if an option holder elects to tender shares of common stock in partial or full payment of the option price for shares to be acquired upon the exercise of an incentive stock option, the option holder will not recognize any gain or loss on such tendered shares. No income will be recognized by the option holder in respect of the shares received by the option holder upon the exercise of an incentive stock option if the requirements of the Code described above are met (except for the AMT, if applicable). The number of shares received equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero. The holding period of the shares received equal to the number of shares tendered will be the same as such tendered shares’ holding period, and the holding period for the excess shares received will begin on the day after exercise. Solely for purposes of determining whether a Disqualifying Disposition has occurred with respect to such shares received upon the exercise of the incentive stock option, all shares are deemed to have been acquired on the date of exercise.

If an option holder tenders shares of common stock that were previously acquired upon the exercise of an incentive stock option in partial or full payment of the option price for shares to be acquired upon the exercise of another incentive stock option, and the tender of such shares occurs within two years after the date of grant of the first such incentive stock option or within one year after such shares were transferred to the option holder on the exercise of such incentive stock option, the tender of such shares will be a Disqualifying Disposition with the tax consequences described above regarding Disqualifying Dispositions. The shares of common stock acquired upon such exercise will be treated as shares of common stock acquired upon the exercise of an incentive stock option.

Non-Qualified Stock Options. Upon the grant of a non-qualified stock option, an option holder does not recognize taxable income, and the Company (or a subsidiary, as applicable) is not entitled to a deduction. Upon the exercise of a non-qualified stock option, an option holder will recognize compensation taxable as ordinary income equal to the excess of the fair market value of the shares received over the option price of the non-qualified stock option and, subject to Section 162(m) of the Code, the Company (or a subsidiary, as applicable) will be entitled to a corresponding deduction. An option holder’s tax basis in the shares of common stock received upon the exercise of a non-qualified stock option will be equal to the amount paid for such shares plus the amount required to be included in income, and the option holder’s holding period for purposes of determining capital gain or loss on such shares will begin on the date after such exercise. Upon the sale of the shares received from the exercise of a non-qualified stock option, the option holder will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the option holder’s tax basis in such shares.

If a non-qualified stock option is exercised in whole or in part with shares of common stock held by the option holder, the option holder will not recognize any gain or loss on such tendered shares. The number of shares received by the option holder upon such an exchange that are equal in number to the number of tendered shares will retain the tax basis and the holding period of the tendered shares for capital gain purposes, and the number of shares received by the option holder upon such exchange that are in excess of the number of shares tendered will have a tax basis equal to the fair market value of such shares on the date of exercise (and the holding period for purposes of determining capital gain or loss on such shares will begin on the date after exercise).

Stock Appreciation Rights. Upon the grant of an SAR, a participant does not recognize taxable income, and the Company (or a subsidiary, as applicable) is not entitled to a deduction. Upon exercise or settlement of an SAR, a participant will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received and, subject to Section 162(m) of the Code, the Company (or a subsidiary, as applicable) will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon the exercise of an SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for purposes of determining capital gain or loss on such shares will begin on the date after exercise or settlement. Upon the sale of shares of common stock received in exercise of an SAR, the participant will recognize short-term or long-term capital gain or loss, depending on whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Restricted Stock. Restricted stock will generally be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such restricted stock does not make the election described below, the participant will not recognize any taxable income upon the grant of restricted stock and the Company or a subsidiary, as applicable, is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares and, subject to Section 162(m) of the Code, the Company (or a subsidiary, as applicable) will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock will be equal to the fair market value of such restricted stock on the date on which the forfeiture restrictions lapse, and the participant’s holding period for purposes of determining capital gain or loss on the shares will begin after such date. Upon a sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in such shares.

Participants granted restricted stock may make an election under Section 83(b) of the Code to recognize compensation taxable as ordinary income with respect to the shares when such shares are received rather than when the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares on the date of grant (valued without taking into account restrictions other than restrictions that by their terms will never lapse), less any amount paid for the shares. Subject to Section 162(m) of the Code, the Company (or a subsidiary, as applicable) will be entitled to a corresponding deduction. By making a Section 83(b) election, the participant will recognize no additional ordinary compensation income with respect to the shares when the forfeiture restrictions lapse and will instead recognize short-term or long-term capital gain or loss with respect to the shares when they are sold, depending upon whether the shares have been held for more than one year. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value on the date of grant, and the participant’s holding period for purposes of determining capital gain or loss on such shares will begin after that date. If the shares are subsequently forfeited, the participant will not be entitled to a deduction as a result of such forfeiture, but will be entitled to claim a short-term or long-term capital loss (depending upon whether the shares have been held for more than one year prior to forfeiture) with respect to the shares, but only to the extent of the consideration paid, if any, by the participant for such shares.

Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation taxable as ordinary income (not dividend income) received by the participant and, subject to Section 162(m) of the Code, the Company (or a subsidiary, as applicable) will receive a corresponding deduction. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made or which are paid after the restriction period lapses generally will be treated and taxed as dividend income.

Restricted Stock Units; Performance Shares; Performance Units. Upon the grant of a restricted stock unit award, performance share award or performance unit award, a participant does not recognize taxable income and the Company (or a subsidiary, as applicable) is not entitled to a deduction. When the award is settled, the participant will recognize compensation taxable as ordinary income equal to the fair market value of the cash or shares received on the settlement date and, subject to Section 162(m) of the Code, the Company (or a subsidiary, as applicable) will be entitled to a corresponding deduction. A participant’s tax basis in any shares of common stock received in settlement of restricted stock units, performance shares or performance units will be equal to the fair market value of such shares, and the participant’s holding period for purposes of determining capital gain or loss on such shares will begin after such date. Upon the sale of such shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis in the shares.

Other Stock-Based Awards; Cash Awards. The tax treatment of Other Stock-Based Awards will generally be governed by the principles set forth in Sections 61, 83 and 451 of the Code. This tax treatment will vary depending on the type of award but should generally be analogous to the tax treatment of stock options, SARs, restricted stock, restricted stock units and performance shares/units, as described above, as the case may be. Accordingly, in most cases, an Other Stock-Based Award, if payable in shares, will be subject to ordinary income taxation when the forfeiture restrictions, if any, in respect of any such award lapse and the shares are transferred to the participant, whichever occurs later, and, if an Other Stock-Based Award is payable in cash, such award will be taxable upon the actual or constructive receipt of any such cash payment. A participant will generally incur ordinary income at the time of actual or constructive receipt of cash in respect of a cash award in an amount equal to the cash so received. Generally, subject to Code Section 162(m), the Company (or a subsidiary, as applicable) will be entitled to a deduction at the time the participant recognizes ordinary income in respect of an Other Stock-Based Award or cash award, equal to the amount of ordinary income recognized by the participant. A participant’s tax basis in any shares received in respect of an Other Stock-Based Award will generally be equal to the fair market value of such shares when the forfeiture restrictions lapse or the shares are transferred, whichever occurs later. The participant’s holding period for purposes of determining capital gain or loss on the shares will generally begin after the forfeiture restrictions lapse or after the shares are transferred, whichever occurs later. Upon the sale of such shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares.

Please see the section above entitled “Restricted Stock” for the general federal income tax treatment of common stock that is received in settlement of Other Stock-Based Awards and which is subject to a substantial risk of forfeiture for federal income tax purposes upon receipt.

Section 162(m). Under Section 162(m) of the Code, the Company (or a subsidiary, as applicable) generally may not deduct remuneration paid to our Chief Executive Officer, our Chief Financial Officer, our three next highest paid executive officers (as disclosed on the Company’s proxy statement), or any other individual who was designated a “Covered Employee” (as defined under Section 162(m) of the Code) during any taxable year beginning on or after January 1, 2017, to the extent that such remuneration exceeds $1,000,000 for any taxable year.

Section 409A. Section 409A of the Code contains certain restrictions on the ability to defer receipt of compensation to future tax years. Any Award that provides for the deferral of compensation, such as restricted stock units, performance shares or performance units that are settled more than two and one-half months after the end of the year in which they vest, must comply with Section 409A of the Code in order to avoid the adverse tax consequences set forth below. If the requirements of Section 409A of the Code are not met, all amounts deferred under the 2021 Plan during the taxable year and all prior taxable years (to the extent not already included in gross income) will generally be included in the participant’s taxable income in the later of the year in which such violation occurs or the year in which such amounts are no longer subject to a substantial risk of forfeiture, even if such amounts have not been actually paid to the participant. In addition, such violation will result in an additional tax to the participant of 20% of the deferred amount plus interest computed from the date the award was required to be taken into income under Section 409A of the Code, as described.

EQUITY COMPENSATION PLAN

The following table summarizes our equity compensation plan as of December 31, 2020:

	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options (In thousands)	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (In thousands)
Equity compensation plan approved by stockholders (1)	4,366	$9.70	2,891
Equity compensation plan not approved by stockholders	—	—	—

Total equity compensation plans	4,366		2,891

(1)

As of December 31, 2020, a total of 2.9 million shares were reserved for issuance under the 2007 Equity Plan. Shares available for issuance under our 2007 Equity Plan can be granted pursuant to stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has the sole authority and responsibility to select, oversee and when appropriate, replace Amkor’s independent registered public accounting firm. The Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners throughout the year and considered, among other factors:

•

the professional qualifications of the lead audit partner and other key engagement partners relative to the current and ongoing needs of the Company led by the Audit Committee’s process to rotate and select the lead audit partner and other key engagement partners at least every five years or as otherwise required by applicable law or regulation, and which was done most recently in February 2021 for the lead audit partner;

•	historical and recent performance on the Company’s audits, including the extent and quality of communications with the Audit Committee related thereto;

•	the appropriateness of fees relative to both efficiency and audit quality;

•	independence policies and processes for maintaining its independence;

•	tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and accounting policies and practices;

•	capability, expertise and efficiency in handling the breadth and complexity of the Company’s operations across the globe; and

•	the relative benefits, challenges, overall advisability and potential impact of selecting a different independent public accounting firm.

The Audit Committee has approved the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021.

PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2000. The Board of Directors expects that representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting to make a statement if they desire to do so and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee may reconsider the appointment of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.

The Board unanimously recommends a vote “FOR” the ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. The affirmative vote of the holders of a majority of the shares present and entitled to vote is necessary for ratification.

Fees Paid to PricewaterhouseCoopers LLP

The following table shows the fees paid by us to PricewaterhouseCoopers LLP, our independent registered public accounting firm, or accrued by us for years 2020 and 2019.

	Year Ended December 31,
	2020	2019
	(In thousands)
Audit fees	$3,892	$3,991
Audit-related fees	—	—
Tax fees (1)	368	906
All other fees (2)	3	3

	$4,263	$4,900

Notes

(1)	Tax fees consist primarily of fees associated with tax compliance, advice and planning services.

(2)	All other fees include a license fee for access to accounting and reporting research tools in both 2020 and 2019.

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm, PricewaterhouseCoopers LLP, in accordance with the Amkor Audit and Non-Audit Services Pre-Approval Policy. This policy provides for pre-approval of audit, audit-related, tax services and other services specifically described by the Audit Committee. The policy also provides for the general approval of additional individual engagements, which, if they exceed certain pre-established thresholds, must be separately approved by the Audit Committee.

This policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any such pre-approval decisions must be reported to the Audit Committee. All of the services provided by PricewaterhouseCoopers LLP during the year ended December 31, 2020 were approved by the Audit Committee. Additionally, the Audit Committee concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The role of the Audit Committee is to oversee Amkor’s accounting and financial reporting processes on behalf of the Board of Directors. The Audit Committee is composed solely of independent directors, as defined in the Nasdaq listing standards and SEC regulations, and it operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

The Audit Committee’s overall responsibility is one of oversight. Management is responsible for the consolidated financial statements as well as for maintaining effective internal controls over financial reporting, disclosure controls and procedures, compliance with laws and regulations and applicable ethical business standards.

In performing its oversight function, the Audit Committee:

(1) reviewed and discussed with management Amkor’s audited consolidated financial statements for the year ended December 31, 2020;

(2) met with Amkor’s internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their audits and the overall quality of the Company’s financial reporting, and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”); and

(3) received the written disclosures and the letter from Amkor’s independent registered public accounting firm required by the applicable requirements of the PCAOB and discussed with the independent registered public accounting firm such firm’s independence. The Audit Committee considered whether the provision of non-audit services by Amkor’s independent registered public accounting firm is compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee concluded that the independent registered public accounting firm is independent from Amkor and its management.

Based on all of the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2020 be included in our Annual Report on Form 10-K and filed with the SEC on February 19, 2021.

The foregoing report has been furnished by the following directors and members of the Audit Committee:

Roger A. Carolin, Chair

MaryFrances McCourt

Robert R. Morse

INCORPORATION BY REFERENCE

The information contained above under the captions “Compensation Committee Report” and “Report of the Audit Committee of the Board of Directors” shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as provided therein, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request such information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act. In addition, this proxy statement contains references to several website addresses. The information on these websites is not part of this proxy statement.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of any of our equity securities. To our knowledge, based solely on a review of Forms 3, 4, and 5 and amendments thereto filed electronically with the SEC during the year ended December 31, 2020, and a representation from our directors and officers that no other reports were required, all directors, officers, and beneficial owners of greater than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act made all filings required under Section 16(a) during 2020 on a timely basis, except that, due to an inadvertent oversight, a late Form 4 for Ms. McCourt was filed on January 29, 2021 with respect to one transaction.

DELIVERY OF VOTING MATERIALS TO STOCKHOLDERS SHARING AN ADDRESS

To reduce the expense of delivering duplicate voting materials to our stockholders who may hold shares of Amkor common stock in more than one stock account, we are delivering only one set of the proxy solicitation materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. We will promptly deliver, upon written or oral request, a separate copy of the annual report or this proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. To obtain an additional copy, you may contact our Corporate Secretary by writing to Corporate Secretary, Amkor Technology, Inc., 2045 East Innovation Circle, Tempe, Arizona 85284, or contact us by telephone at (480) 821-5000. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number specified above to request that only a single copy of these materials be delivered to your address in the future. Stockholders sharing a single address may revoke their consent to receive a single copy of our proxy materials in the future at any time by contacting us at the address or telephone number listed above.

ANNUAL REPORT ON FORM 10-K

Our annual report on Form 10-K for the fiscal year ended December 31, 2020 is being mailed prior to or with this proxy statement to stockholders entitled to notice of the Annual Meeting.

WE WILL PROVIDE EACH BENEFICIAL OWNER OF OUR SECURITIES AS OF THE RECORD DATE WITH A COPY OF THE COMPANY’S 2020 ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE, BY FIRST CLASS MAIL, PROMPTLY UPON RECEIPT OF A WRITTEN OR ORAL REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO AMKOR’S CORPORATE SECRETARY, AMKOR TECHNOLOGY, INC., 2045 EAST INNOVATION CIRCLE, TEMPE, ARIZONA 85284, TELEPHONE: (480) 821-5000.

Exhibit A

AMKOR TECHNOLOGY, INC.

2021 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services to the Company or its Subsidiaries, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, Other Stock-Based Awards and Cash Awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under applicable U.S. or non-U.S. federal, state, and local laws and the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, Other Stock-Based Awards and Cash Awards as the Administrator may determine.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Award” shall have the meaning set forth in Section 11.

(g) “Cause” means, in the case of any Participant who is party to an employment agreement, change of control, severance-benefit or similar agreement that contains a definition of “Cause,” the definition set forth in such agreement applies. In every other case, “Cause” means, as determined in the sole discretion of the Administrator for Officers and in the sole discretion of the Company for other Participants, termination of a Participant’s employment or other service because of: (i) the Participant’s commission of, or guilty plea or plea of no contest to, a felony (or a crime of similar magnitude under applicable laws outside the United States) or any crime that involves moral turpitude; (ii) conduct by the Participant that constitutes fraud or embezzlement or any acts of intentional dishonesty in relation to his or her duties to the Company; (iii) the Participant having engaged in gross negligence or intentional misconduct which causes, or in the reasonable judgment of the Company, is reasonably likely to cause, either reputational or economic harm to the Company or its affiliates; or (iv) the Participant’s material breach of his or her obligations under any employment or similar agreement or any written Company policy, including any code of conduct, which is not cured, if curable, within ten (10) days after the Administrator, with respect to Officers, or the Company, with respect to other Participants, notifies the Participant of such breach (which notice specifies in reasonable detail the grounds constituting Cause).

(h) “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities (“Voting Securities”), other than (x) an employee benefit plan of the Company or any of its Subsidiaries, (y) the James J. Kim Family Group, as defined in the Company’s Proxy Statement most recently filed with the Securities and Exchange Commission as of the date of determination, or comparable term (the “James J. Kim Family Group”) or (z) any entity in which any member or members of the James J. Kim Family Group (individually or collectively) own, directly or indirectly, more than 50% of the voting power);

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than to (x) any member or members of the James J. Kim Family Group or (y) any entity in which any member or members of the James J. Kim Family Group (individually or collectively) own, directly or indirectly, more than 50% of the voting power;

(iii) A change in the composition of the Board occurring within a twenty-four (24)-month period, as a result of which a majority of the Directors are not Incumbent Directors. “Incumbent Directors” means Directors who either (x) are Directors as of the Effective Date or (y) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (x) which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (y) involving any entity in which any member or members of the James J. Kim Family Group (individually or collectively) own, directly or indirectly, more than 50% of the voting power.

Notwithstanding the foregoing, with respect to any Award that constitutes “non-qualified deferred compensation” within the meaning of Code Section 409A, no event shall be a Change in Control unless such event satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5).

(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code (or a regulation thereunder) herein will be a reference to any successor or amended section of the Code (or such regulation).

(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(k) “Common Stock” means the common stock of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged pursuant to Section 16(a) hereof).

(l) “Company” means Amkor Technology, Inc., a Delaware corporation, or any successor thereto.

(m) “Consultant” means any natural person, including an advisor, engaged by the Company or a Subsidiary to render services to such entity, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) otherwise qualifies as a consultant under the applicable rules of the U.S. Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement. Service solely as a Director or payment of a fee for such service will not cause a Director to be considered a “Consultant” for purposes of the Plan.

(n) “Director” means a member of the Board.

(o) “Disability” unless otherwise defined in an Award Agreement, means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Section 22(e)(3) and 409A(A)(2)(C)(i) of the Code, and will be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

(p) “Effective Date” shall have the meaning set forth in Section 21.

(q) “Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary or Parent of the Company. Service solely as a Director or payment of a fee for such service, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(r) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act (or a rule or regulation issued thereunder) herein will be a reference to any successor or amended section of the Exchange Act (or such rule or regulation)

(s) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Section 409A of the Code.

(t) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Non-Employee Director” means a member of the Board who meets the definition of “non-employee director” under Rule 16b-3.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means a right to purchase a specified number of shares of Common Stock at a specified price awarded under Section 6.

(y) “Other Stock-Based Award” shall have the meaning set forth in Section 11.

(z) “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Participant” means the holder of an outstanding Award.

(bb) “Performance Goals” will have the meaning set forth in Section 13.

(cc) “Performance Period” means any fiscal year of the Company or such other period as determined by the Administrator in its sole discretion.

(dd) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals as the Administrator may determine pursuant to Section 10.

(ee) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ff) “Period of Restriction” means the period during which Restricted Stock is subject to forfeiture. Restrictions may be based on the passage of time, the attainment of Performance Goals, or the occurrence of other events as determined by the Administrator.

(gg) “Plan” means this 2021 Equity Incentive Plan, as amended from time to time.

(hh) “Prior Plan” means the Company’s Second Amended and Restated 2007 Equity Incentive Plan, as amended or amended and restated from time to time.

(ii) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7, or issued pursuant to the early exercise of an Option.

(jj) “Restricted Stock Unit” means an unfunded and unsecured commitment by the Company to deliver one Share (or the cash equivalent) to a Participant, granted pursuant to Section 8.

(kk) “Retirement” means, unless otherwise provided in an Award Agreement, a Participant’s voluntary termination of employment, with the approval of the Administrator in its discretion, at a time when (i) the Participant is in good standing with the Company and (ii) the sum of the Participant’s age (rounded down to the nearest whole month) and years of service with the Company and its Subsidiaries (rounded down to the nearest whole month) equals or exceeds 75.

(ll) “Rule 16b-3” means Rule 16b-3 of the Exchange Act.

(mm) “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn) “Service Provider” means an Employee, Director, or Consultant.

(oo) “Share” means a share of the Common Stock, as adjusted in accordance with Section 16.

(pp) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(qq) “Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(rr) “Tax-Related Items” means any U.S. and non-U.S. federal, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax, and any other employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with Awards and/or Shares.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 16 of the Plan and the share counting provisions in this Section 3, as of the Effective Date, the maximum aggregate number of Shares that shall be authorized and available for Awards granted under the Plan shall be 23,100,000 Shares, less one (1) Share for every one (1) Share that was subject to an option or stock appreciation right granted under the Prior Plan after December 31, 2020 and prior to the Effective Date and one and a half (1.5) Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted under the Prior Plan after December 31, 2020 and prior to the Effective Date. After the Effective Date, no awards may be granted under the Prior Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Any Shares issued by the Company through substitute awards (i.e., the assumption or substitution of outstanding grants from an acquired company) shall not reduce the number of Shares available for Awards under the Plan (and such substitute awards shall not otherwise count against the Award limits set forth herein or be added to the Shares available for Awards under the Plan under Section 3(c) to the extent permitted under the stock exchange rules on which the Common Stock is listed).

(b) Full Value Awards. Any Shares subject to Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock-Based Awards will be counted against the numerical limits of this Section 3 as one and a half (1.5) Shares for every one (1) Share subject thereto. Further, if any Award (or portion thereof) of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock-Based Awards is forfeited (or if any award of restricted stock, restricted stock units, performance units, performance shares or other stock based awards granted under the Prior Plan is forfeited after December 31, 2020) and Shares in respect thereof would otherwise return to the Plan pursuant to Section 3(c), one and a half (1.5) times the number of Shares covered by the portion of such Award so forfeited (or one and a half (1.5) times the number of Shares covered by awards granted under the Prior Plan that are forfeited after December 31, 2020) will return to the Plan and will again become available for issuance.

(c) Lapsed Awards. If an Award (or any portion thereof) expires, is forfeited, is settled in cash (in whole or in part) or becomes unexercisable without having been exercised in full (or if an award granted under the Prior Plan (or any portion thereof), expires, is forfeited, is settled in cash (in whole or in part) or becomes unexercisable without having been exercised in full, in each case after December 31, 2020) the Shares subject to such Award (or Shares subject to such award under the Prior Plan that have expired, become forfeited, become settled in cash (in whole or in part) or become unexercisable without having been exercised in full, in each case after December 31, 2020) will become available for future grant or sale under Section 3(a) of the Plan in accordance with Section 3(b) (unless the Plan has terminated). With respect to stock-settled Stock Appreciation Rights, each such Stock Appreciation Right shall count against the limit described in Section 3(a) based on the number of Shares underlying the exercised portion of such Award rather than the number of Shares actually issued in settlement of such Award. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award and Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not become available for future grant or sale under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 16, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 23,100,000 Shares.

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan will be administered by a Committee, each member of which satisfies the independence requirements of Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (such terms and conditions include, but are not limited to, the exercise or base price, the time or times when Awards may become vested or be exercised (which may be based on Performance Goals), any vesting acceleration or waiver of forfeiture restrictions (such as upon termination due to death, Disability, Retirement, a Change in Control or otherwise), and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine);

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying Applicable Laws;

(viii) to modify or amend each Award either pursuant to an amendment to an Award Agreement or any action contemplated under Section 22(c) of the Plan, provided that, except as otherwise set forth in the Plan, no such amendment to the Award Agreement or action with respect to the Plan shall impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (which may include e-mail) and signed by the Participant and the Company, or any such amendment of the Award Agreement or action taken with respect to the Plan is determined by Administrator to be necessary or desirable to facilitate compliance with Applicable Law. Notwithstanding the previous sentence, subject to Section 16, without stockholder approval, the Administrator may not (1) modify or amend an Option or Stock Appreciation Right to reduce the exercise price or base price of such Option or Stock Appreciation Right, as applicable, after it has been granted, (2) cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right with a lower exercise price or base price, as applicable, (3) cancel any outstanding Option or Stock Appreciation Right and replace it with another Award or (4) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed;

(ix) to allow Participants to satisfy withholding obligations for Tax-Related Items in such manner as prescribed in Section 18 and to mutually agree with a Participant on a method to pay the exercise price and Tax-Related Items that differs from any default method in the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) Subject to compliance with Applicable Law, including Section 409A of the Code, to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine;

(xii) to determine whether any Award, other than an Option or Stock Appreciation Right, will provide Participants with a right to dividend equivalents; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants, any other holders of Awards and on all other persons.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, Other Stock-Based Awards and Cash Awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The following limitations will apply to grants of Options:

(1) No Participant will be granted, in any fiscal year, Options to purchase more than 2,000,000 Shares.

(2) In connection with his or her initial service as an Employee, an Employee may be granted Options to purchase up to an additional 2,000,000 Shares, which will not count against the limit set forth in Section 6(a)(ii)(1) above.

(3) If an Option is cancelled in the same fiscal year in which it was granted (other than in connection with a transaction described in Section 16), the cancelled Option, as applicable, will be counted against the limits set forth in subsections (1) and (2) above.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment to the extent permitted by Applicable Laws. In all events, the exercise price of an Option must be paid to the Company within three days after the date of exercise.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised (including the satisfaction in full of any withholding obligation for Tax-Related Items). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for acquisition under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s Retirement, death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise specified in the Award Agreement, the vested portion of the Option will remain exercisable until the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested with respect to all of his or her Option, the Shares covered by the unvested portion of the Option will be immediately forfeited and revert to the Plan. If after termination the Participant does not exercise his or her vested Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise specified in the Award Agreement, the vested portion of the Option will remain exercisable until the earlier of (A) the expiration of the term of the Option or (B) twenty-four (24) months after Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested with respect to all of his or her Option, the Shares covered by the unvested portion of the Option will be immediately forfeited and revert to the Plan. If after termination the Participant does not exercise his or her vested Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary designation has been permitted by the Administrator and such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise specified in the Award Agreement, the vested portion of the Option will remain exercisable until the earlier of (A) the expiration of the term of the Option or (B) twenty-four (24) months after Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if at the time of death the Participant is not vested with respect to all of his or her Option, the Shares covered by the unvested portion of the Option will be immediately forfeited and revert to the Plan. If the vested Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Retirement of Optionee. If a Participant ceases to be a Service Provider as a result of the Participant’s Retirement, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of Retirement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise specified in the Award Agreement, the vested portion of the Option will remain exercisable until the earlier of (A) the expiration of the term of the Option or (B) twenty-four (24) months after Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of Retirement the Participant is not vested with respect to all of his or her Option, the Shares covered by the unvested portion of the Option will be immediately forfeited and revert to the Plan. If after Retirement, the Participant does not exercise his or her vested Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vi) Other Termination. A Participant’s Award Agreement may also provide that if the exercise of an Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the U.S. Securities Act of 1933, as amended, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(vii) Termination for Cause. Unless otherwise provided in a written agreement, notwithstanding any provision of the Plan to the contrary, if a Participant’s employment or service relationship with the Company or any Subsidiary is terminated for Cause, the Participant will be prohibited from exercising his or her vested Options from and after the time of such termination.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. During any fiscal year no Participant will receive more than an aggregate of 1,000,000 shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 1,000,000 shares of Restricted Stock without impacting the limit in the immediately preceding sentence. If Restricted Stock is cancelled in the same fiscal year in which it was granted (other than in connection with a transaction described in Section 16), the cancelled Restricted Stock, as applicable, will be counted against the limits set forth in the two immediately preceding sentences. Unless the Administrator determines otherwise, the Company as escrow agent will hold shares of Restricted Stock until the restrictions on such shares have lapsed.

(c) Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, shares of Restricted Stock covered by each Restricted Stock Award made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction.

(f) Voting Rights. During the Period of Restriction, Service Providers holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement; provided, however, that if (x) any such dividends or distributions are paid in Shares or other property, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid and (y) any such dividends are paid in cash, such cash dividends will be withheld (in the Company’s general assets) and paid only upon the vesting of the underlying shares of Restricted Stock (with such cash dividends to be forfeited upon the forfeiture of the underlying shares of Restricted Stock).

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Performance Restrictions. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit Award will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which subject to Section 8(d), may be left to the discretion of the Administrator. During any fiscal year of the Company, no Participant will receive more than an aggregate of 1,000,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 1,000,000 Restricted Stock Units. If Restricted Stock Units are cancelled in the same fiscal year in which they were granted (other than in connection with a transaction described in Section 16), the cancelled Restricted Stock Units, as applicable, will be counted against the limits set forth in the two immediately preceding sentences.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of vested Restricted Stock Units will be made on the date(s) or upon the event(s) set forth in, and subject to, the Award Agreement. Unless otherwise provided in an Award Agreement, vested Restricted Stock Units may be settled in cash, Shares, or a combination thereof.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Performance Restrictions. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.

(g) Dividend Equivalents. The Committee may, in its sole discretion, provide in an Award Agreement evidencing a grant of Restricted Stock Units the right to accrue dividend equivalents, which dividend equivalents will be subject to the same vesting, forfeiture and settlement criteria as the underlying Restricted Stock Units.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any fiscal year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 1,000,000 Shares. If Stock Appreciation Rights are cancelled in the same fiscal year in which they were granted (other than in connection with a transaction described in Section 16), the cancelled Stock Appreciation Rights, as applicable, will be counted against the limits set forth in the two immediately preceding sentences.

(c) Base Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the base price will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing provisions of this Section 9(c), Stock Appreciation Rights may be granted with a per Share base price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right Award will be evidenced by an Award Agreement that will specify the base price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the base price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

Unless otherwise provided in an Award Agreement, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, provided that during any fiscal year, (i) no Participant will be granted more than 1,000,000 Performance Units and (ii) no Participant will be granted more than 1,000,000 Performance Shares. Notwithstanding the foregoing limitations, in connection with his or her initial service, an Employee may be granted up to an additional 1,000,000 Performance Shares and up to an additional 1,000,000 Performance Units without impacting such limitations. If Performance Units/Shares are cancelled in the same fiscal year in which they were granted (other than in connection with a transaction described in Section 16), the cancelled Performance Units/Shares, as applicable, will be counted against the limits set forth in the two immediately preceding sentences.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives and other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives and other vesting provisions have been achieved all as set forth, and subject to, the applicable Award Agreement. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned and vested Performance Units/Shares will be made on the date(s) or upon the event(s) as set forth in, and subject to, the applicable Award Agreement. Unless otherwise provided in an Award Agreement, vested and earned Performance Units/Shares may be paid in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period or on the date of settlement (or based on another formulation), as set forth in the Award Agreement) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Performance Restrictions. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.

(h) Dividend Equivalents. The Committee may, in its sole discretion, provide in an Award Agreement evidencing a grant of Performance Units/Shares the right to accrue dividend equivalents, which dividend equivalents will be subject to the same vesting, forfeiture and settlement criteria as the underlying Performance Units/Shares.

11. Other Awards. The Administrator is authorized, subject to limitations under Applicable Law, to grant to Participants any type of award (in addition to those Awards provided in Sections 6 through and including 10 hereof) (i) that is payable in, or valued in whole or in part by reference to, shares of Common Stock (any such Award, an “Other Stock-Based Award”) or (ii) that is payable in cash (any such Award, a “Cash Award”), in each case, as deemed by the Administrator to be consistent with the purposes of the Plan. Other Stock-Based Awards and Cash Awards shall be subject to such terms and conditions as may be determined by the Administrator, consistent with the terms and purposes of the Plan. The Administrator will have complete discretion in determining the number of Other Stock-Based Awards and the amount of Cash Awards granted to each Participant, provided that during any fiscal year (i) no Participant shall be granted more than 1,000,000 Other Stock-Based Awards and (ii) no Participant shall be granted a Cash Award in excess of $3,000,000. Notwithstanding the foregoing limitations, in connection with his or her initial service, an Employee may be granted up to an additional 1,000,000 Other Stock-Based Awards without impacting such limitations. If Other Stock-Based Awards are cancelled in the same fiscal year in which they were granted (other than in connection with a transaction described in Section 16), the cancelled Other Stock-Based Awards, as applicable, will be counted against the limits set forth in the two immediately preceding sentences. The Committee may, in its sole discretion, provide in an Award Agreement evidencing a grant of Other Stock Based Awards the right to accrue dividends or dividend equivalents, which dividends or dividend equivalents will be subject to the same vesting, forfeiture and settlement criteria as the underlying Other Stock Based Awards.

12. Formula Option and Restricted Stock Grants to Non-Employee Directors.

(a) General. All grants of Options and Restricted Stock to Non-Employee Directors pursuant to this Section 12 will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions:

(b) Type of Awards. All Options granted pursuant to this Section will be Nonstatutory Stock Options and, except as otherwise provided herein, will be subject to the other applicable terms and conditions of the Plan (including, without limitation, Section 6(d)(ii)-(vi)). Except as otherwise provided herein, all Restricted Stock granted pursuant to this Section will be subject to the other applicable terms and conditions of the Plan.

(c) No Discretion. No person will have any discretion to select which Non-Employee Directors will be granted awards of Options and Restricted Stock under this Section or to determine the number of Shares to be covered by such Awards (except as provided in Sections 12(i) and 16).

(d) Initial Award. Each person who first becomes a Non-Employee Director will be automatically granted: (i) an Option to purchase a number of Shares equal to the product of (I) 20,000 multiplied by (II) a fraction, the numerator of which is the number of days in the period beginning on the date such person first becomes a Non-Employee Director and ending on the date of the first annual meeting of the stockholders of the Company thereafter, and the denominator of which is 365 (the “Fraction”) rounded down to the nearest whole number (the “Initial Option”) and (ii) an Award of Restricted Stock equal to the product of (I) $60,000 divided by the Fair Market Value of a Share on the date such person first becomes a Non-Employee Director multiplied by (II) the Fraction rounded down to the nearest whole number (the “Initial Restricted Stock Award”). The Initial Option and the Initial Restricted Stock Award shall be granted on or about the date on which such person first becomes a Non-Employee Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an existing Director who becomes a Non-Employee Director (due to the termination of employment or otherwise), will not receive an Initial Option or an Initial Restricted Stock Award.

(e) Annual Option. Each Non-Employee Director will be automatically granted an Option to purchase twenty thousand (20,000) Shares (an “Annual Option”) on each date of the annual meeting of the stockholders of the Company.

(f) Option Terms. The terms of each Option granted pursuant to this Section 12 will be as follows:

(i) The term of the Option will be ten (10) years, subject to earlier termination as set forth in the Award Agreement.

(ii) The exercise price per Share will be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Option.

(iii) Subject to Section 16, the Option will vest and become exercisable as to one hundred percent (100%) of the Shares subject to the Option on the earlier of the first anniversary of the date of grant or the date of the first annual meeting of the stockholders of the Company immediately following the date of grant, in either case, provided that the Participant continues to serve as a Director until immediately prior to such date.

(g) Annual Restricted Stock Award. Each Non-Employee Director will be automatically granted Restricted Stock having a Fair Market Value of sixty thousand dollars ($60,000) (an “Annual Restricted Stock Award”) on each date of the annual meeting of the stockholders of the Company.

(h) Restricted Stock Terms. Notwithstanding anything to the contrary in Section 7(b), the Period of Restriction applicable to each Initial Restricted Stock Award and each Annual Restricted Stock Award shall lapse on the earlier of the first anniversary of the date of grant or the date of the first annual meeting of the stockholders of the Company immediately following the date of grant, in either case, provided that the Participant continues to serve as a Director until immediately prior to such date.

(i) Adjustments. Subject to Section 4(b)(viii), the Administrator in its discretion may change and otherwise revise the terms of Options and Restricted Stock to be granted under this Section 12, including, without limitation, the number of Shares and exercise prices thereof, for Options and Restricted Stock granted on or after the date the Administrator determines to make any such change or revision.

(j) Other Awards. Nothing in this Section 12 will limit the ability of the Administrator to grant any other Award under the Plan to Non-Employee Directors in addition to the Options and Restricted Stock that are granted to them under this Section 12; provided that in no event may any Non-Employee Director be awarded compensation by the Company for service as a Non-Employee Director with a total value of more than $750,000 in any given fiscal year, which such amount to include the sum of (i) cash compensation and (ii) the grant date fair value of equity compensation awarded to the Non-Employee Director, provided, however, that the limitation contained herein will not apply to the extent a Non-Employee Director has been or becomes an employee of the Company during such fiscal year.

13. Performance Goals. The granting or vesting of Awards may be made subject to the attainment of performance goals that must be met by the end of a specified period and that are substantially uncertain of being met at the time the Award is granted (“Performance Goals”). The Performance Goals may be based on one or more of the following criteria: (i) revenue or net revenue, (ii) cash or cash equivalents on hand, (iii) free cash flow, (iv) earnings per share, (v) earnings, (vi) earnings before interest and taxes, (vii) earnings before interest, taxes and depreciation, (viii) earnings before interest, taxes, depreciation and amortization, (ix) gross or net margin, (x) gross profit or gross profit dollars, (xi) cash or net cash from operations, (xii) net income, (xiii) operating cash flow, (xiv) expenses or operating expenses, (xv) operating income, (xvi) profit, (xvii) return on assets, (xviii) return on equity, (xix) return on capital or return on invested capital, (xx) sales or return on sales, (xxi) revenue growth, (xxii) total shareholder return, (xxiii) market share, (xiv) customer satisfaction, (xxv) stock price, or (xxvi) any other financial or other measurement deemed appropriate by the Administrator. Any Performance Goals may be used to measure the performance of the Company or a Subsidiary as a whole or a business unit or division of the Company or a Subsidiary and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be (i) measured in absolute terms, (ii) compared to another company or companies or (iii) measured on a pre-tax or post-tax basis (if applicable). If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the applicable Performance Goals unsuitable or requires an adjustment to the Performance Goals or achievement with respect to the Performance Goals, the Administrator may in its discretion modify such Performance Goals or the actual levels of achievement regarding the Performance Goals, in whole or in part, as the Administrator deems appropriate and equitable.

14. Leaves of Absence/Transfer Between Locations/Changes in Service Provided. Unless the Administrator provides otherwise or except as required by Applicable Laws, service as a Director, Consultant or Employee shall constitute continued employment or service, as applicable, with respect to Awards, including where there is a transition from one role to another with no break in service. Unless the Administrator provides otherwise or except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

15. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate (provided that such transfer shall be for no consideration and shall be for estate planning or similar purposes).

16. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. Subject to any required action by the stockholders of the Company, the number, class and kind of shares of Common Stock which have been authorized for issuance under the Plan (including the maximum Share amounts with respect to any Award), the number, class and kind of Shares covered by each outstanding Award or the price per Share covered by each such outstanding Award, shall be equitably adjusted for any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination or other change in the corporate structure of the Company affecting the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Administrator may provide in substitution for any or all outstanding Awards such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A of the Code. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor or acquiring company or a parent or subsidiary of the successor or acquiring company. The Administrator will not be required to treat all Awards similarly in the transaction.

Unless otherwise provided in an Award Agreement, in the event that the successor or acquiring company (or its parent) does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units and Other Stock-Based Awards will lapse, and, with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate immediately prior to such Change in Control to the extent not exercised in full or terminated earlier (provided that any such non-assumed/non-substituted Option or Stock Appreciation Right that is not fully exercised as of immediately prior to such Change in Control (x) with an exercise price or base price, as applicable, that is less than the per Share consideration in such Change in Control will be cancelled in exchange for a payment equal to the excess of the per Share consideration in such Change in Control over the exercise price or base price, as applicable, of such Award, multiplied by the number of Shares underlying such Award and (y) with an exercise price or base price, as applicable, equal to or greater than the per Share consideration in such Change in Control shall be cancelled with no payment due the holder thereof).

For the purposes of this Section 16(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor or acquiring company or its parent, the Administrator may (but shall not be required to), with the consent of the successor or acquiring company, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit, Performance Share or Other Stock-Based Award, for each Share subject to such Award, to be solely common stock of the successor or acquiring company or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 16(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor or acquiror modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor company’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 16, Awards that are considered “non-qualified deferred compensation” within the meaning of Code Section 409A shall only become vested and settled if such action would not violate Code Section 409A.

(d) Non-Employee Director Awards. With respect to Awards granted to a Non-Employee Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor or acquiring company, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the successor or acquirer), then the Participant will fully vest in and have the right to exercise Options or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units and Other Stock-Based Awards will lapse, and, with respect to Performance Units and Performance Shares, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

17. Termination for Cause. Notwithstanding any provision of the Plan to the contrary, if a Participant’s employment or service relationship with the Company or any Subsidiary is terminated for Cause, all unvested Awards will be forfeited immediately upon such termination and the Participant will not be entitled to any payment in consideration therefor.

18. Tax Withholding.

(a) Withholding Requirements. Each Participant must pay the Company or a Subsidiary, as applicable, or make provision satisfactory to the Administrator for payment of, any Tax-Related Items required by Applicable Law to be withheld in connection with such Participant’s Awards and/or Shares by the date of the event creating the liability for Tax-Related Items.

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, and subject to any Company insider trading policy (including black-out periods) may permit a Participant to satisfy such withholding obligation for Tax-Related Items, in whole or in part by (without limitation) (a) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant, (b) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a Subsidiary, as applicable, (c) delivering to the Company already-owned Shares, including Shares delivered by attestation, (d) retaining or reacquiring Shares underlying an Award, valued on the date of delivery, (e) selling a sufficient number of Shares underlying an Award, either voluntarily by the Participant or mandatorily by the Company, (f) accepting delivery of a promissory note (other than with respect to a Participant who is subject to Section 16 of the Exchange Act) or any other lawful consideration, (g) any other method of withholding approved by the Administrator or (h) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for all Tax-Related Items that are applicable to such taxable income. Notwithstanding the foregoing, and unless otherwise determined by the Administrator, any Participant who is subject to the requirements of Section 16 of the Exchange Act at the time the tax withholding obligation becomes due, shall satisfy any withholding obligation for Tax-Related Items under clause (d) of the foregoing methods. If any withholding obligation for Tax-Related Items will be satisfied under clause (e) of the foregoing methods, each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to any brokerage firm selected by the Company to effect the sale to complete the transactions described in clause (e).

19. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Subsidiary, nor will they interfere in any way with the Participant’s right or the Company’s or any Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

20. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

21. Term of Plan. The Plan will become effective upon its approval by the Company’s stockholders (the “Effective Date”). Unless sooner terminated under Section 22, the Plan will continue in effect until the 10th anniversary of the Effective Date, provided, however, that no Incentive Stock Options shall be granted after the 10th anniversary of the Plan’s most recent approval by the Board.

22. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c) Effect of Amendment or Termination. Any amendment, alteration, suspension, or termination of the Plan shall be subject to the provisions set forth in Section 4(b)(viii). Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

23. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to an Award unless (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including, without limitation, any applicable securities laws and stock exchange or stock market rules and regulations, (iii) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law.

(b) Investment Representations. As a condition to the receipt of Shares in respect of an Award, the Company may require the person receiving such Shares to represent and warrant at the time of any such receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

24. Inability to Obtain Authority. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained, and will constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Non-U.S. Participants. The Administrator may modify Awards granted to Participants who are nationals of a country other than the United States or employed outside the United States or both, establish subplans or procedures under the Plan or take any other action as the Administrator may deem necessary or desirable to further the purposes of the Plan or address Applicable Law, including (a) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any non-U.S. securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.

27. Code Section 409A. The Plan and all Awards are intended to comply with, or be exempt from, Code Section 409A and all regulations, guidance, compliance programs and other interpretative authority thereunder, and shall be interpreted in a manner consistent therewith. Notwithstanding anything contained herein to the contrary, in the event any Award is subject to Code Section 409A, the Administrator may, in its sole discretion and without a Participant’s prior consent, amend the Plan or Awards, adopt policies and procedures, or take any other actions as deemed appropriate by the Administrator to (i) exempt the Plan or any Award from the application of Code Section 409A, (ii) preserve the intended tax treatment of any such Award or (iii) comply with the requirements of Code Section 409A. In the event that a Participant is a “specified employee” within the meaning of Code Section 409A, and a payment or benefit provided for under the Plan would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after such Participant’s separation from service, then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Participant in a lump-sum cash payment, without interest, on the earlier of (i) the first business day following the six (6) month anniversary of such Participant’s separation from service or (ii) the tenth business day following such Participant’s death. Notwithstanding anything contained herein to the contrary, in no event shall the Company or any Subsidiary have any liability or obligation to any Participant or any other person in the event that the Plan or any Award granted hereunder is not exempt from, or compliant with, Code Section 409A.

28. Clawback Policy. All Awards granted under the Plan may be subject to recoupment in accordance with the Company’s clawback policy, as may be adopted or amended from time to time, and any future clawback policy that the Company is required to adopt (or amend) pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

29. Indemnification. Neither the Board nor the Administrator, nor any member of either, nor any employees of the Company or any Subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

30. Governing Law. The Plan shall be governed by the laws of the State of Delaware, without reference to principles of conflicts of laws.

Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/amkr or scan the QR code - login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/amkr Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card (1234 5678 9012 345) IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals – The Board of Directors recommends a vote FOR all the nominees listed below and FOR Proposals 2,3 and 4.1. Election of Directors: For Withhold For Withhold For Withhold 01. James J. Kim 02. Susan Y. Kim 03. Giel Rutten 04. Douglas A. Alexander 05. Roger A. Carolin 06. Winston J. Churchill 07. Daniel Liao 08. MaryFrances McCourt 09. Robert R. Morse 10. Gil C. Tily 11. David N. Watson 1. Advisory vote to approve the compensation of our named executive officers. For Against Abstain 2. Approval of the 2021 Equity Incentive Plan. For Against Abstain 3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. 4. Such other business as may properly come before the meeting and any adjournment or postponement. B Authorized Signatures – This section must be completed for your vote to be counted – Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep Signature within the box.

To our Stockholders:You are cordially invited to attend the Annual Meeting of Stockholders of Amkor Technology, Inc. The Annual Meeting will be held on Tuesday, May 18, 2021, at 11:30 a.m., EDT. In light of the Covid-19 pandemic, for the safety of our stockholders, our directors, our officers and our employees, and taking into account federal, state and local guidance, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in person meeting. You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via live webcast at www.meetingcenter.io/226422686, using the passcode AMKR2021. You will need the 15-digit control number printed on your proxy card to participate in the Annual Meeting. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts.The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.We also encourage you to read our Annual Report. It includes information about our Company and our audited financial statements. A copy of our Annual Report was previously sent to you or is included with this Proxy Statement.Please use this opportunity to take part in the affairs of Amkor by voting on the business to come before this meeting. Whether or not you plan to attend the virtual meeting in person, please complete, sign, date and return the accompanying proxy in the enclosed postage-prepaid envelope or submit your proxy by internet or telephone to ensure that your shares are represented at the Annual Meeting. Returning the proxy does NOT deprive you of your right to attend the meeting online and to vote your shares in person during the virtual Annual Meeting for the matters to be acted upon at the meeting.Thank you for your continuing support.Sincerely,Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 18, 2021. The Proxy Statement for the Annual Meeting of Stockholders and our Annual Report to Stockholders for the year ended December 31, 2020 are available at: www.edocumentview.com/amkr.James J. KimExecutive Chairman of the BoardqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProxy — Amkor Technology, Inc. +2045 East Innovation Circle Tempe, Arizona 85284THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2021The undersigned hereby appoints James J. Kim and Giel Rutten as proxies (each with power to act alone and with power of substitution) of the undersigned to represent and vote the shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Amkor Technology, Inc. to be held on May 18, 2021, and at any postponement or adjournment thereof, as hereinafter specified, and, in their discretion, upon such other matters as may properly come before the meeting.IF THIS CARD IS PROPERLY EXECUTED, SHARES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR PROPOSALS 2, 3 AND 4, AND IN SAID PROXIES’ DISCRETION, REGARDING SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.You are encouraged to specify your choice by marking the appropriate boxes on the reverse side. On matters which you do not specify a choice, your shares will be voted in accordance with the recommendation of Amkor’s Board of Directors. Please mark, sign, date and return this proxy promptly using the enclosed envelope.CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.C Non-Voting ItemsChange of Address — Please print new address below.+